UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04719

The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York  10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York  10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554 Date of fiscal year end: September 30 Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2015

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2015 (a)							Average Annual Returns – September 30, 2015 (a)(b)(d)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
Mighty MitesSM	(2.57)%	10.13%	8.70%	9.31%	10.94%	1.42%	1.42%	(6.66)%	8.98%	8.01%	8.78%	10.48%	1.67%	1.67%
SmallCap Equity	(2.40)	9.02	6.31	1.94	6.63	1.63	1.50	(6.61)	7.86	5.62	1.48	6.24	1.88	1.75
Mid-Cap Equity	0.07	—	—	—	6.38	3.88	1.50	(4.18)	—	—	—	4.28	4.13	1.75
Income	(10.49)	8.02	3.29	7.86	6.82	2.57	2.00	(14.22)	6.90	2.62	7.32	6.37	2.82	2.25
Equity	(0.90)	11.24	5.80	4.97	9.77	1.60	1.60	(5.03)	10.09	5.13	4.43	9.39	1.85	1.85
Balanced	0.03	7.67	5.22	4.99	8.28	1.28	1.28	(4.21)	6.54	4.52	4.45	7.83	1.53	1.53
Intermediate Bond	1.33	1.22	3.14	3.92	4.79	1.36	1.00	(2.80)	0.26	2.60	3.54	4.54	1.46	1.10

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2015 (a)(c)(d)							Average Annual Returns – September 30, 2015 (a)(d)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
Mighty MitesSM	(4.21)%	9.32%	7.91%	8.55%	10.28%	2.17%	2.17%	(2.28)%	10.41%	8.92%	9.45%	11.07%	1.17%	1.17%
SmallCap Equity	(4.16)	8.20	5.53	1.19	5.99	2.38	2.25	(2.20)	9.29	6.51	2.07	6.74	1.38	1.25
Mid-Cap Equity	(1.63)	—	—	—	5.62	4.63	2.25	0.33	—	—	—	6.65	3.63	1.25
Income	(12.00)	7.21	2.53	7.21	6.28	3.32	2.75	(10.19)	8.31	3.50	8.00	6.94	2.32	1.75
Equity	(2.61)	10.44	5.02	4.22	9.28	2.35	2.35	(0.63)	11.47	6.00	5.10	9.84	1.35	1.35
Balanced	(1.80)	6.88	4.42	4.26	7.73	2.03	2.03	0.20	7.93	5.41	5.12	8.36	1.03	1.03
Intermediate Bond	(0.35)	0.46	2.32	3.20	4.33	2.11	1.75	1.58	1.46	3.33	4.05	4.87	1.11	0.75

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Income, and Intermediate Bond Funds (and for the Mighty MitesSM Fund through September 30, 2005), Teton Advisors, Inc., the “Adviser,” reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2016 (and for the Mid-Cap Equity Fund through May 31, 2016) and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares, except for Mid-Cap Equity Fund. The performance for all share classes of Mid-Cap Equity Fund is based on the Fund’s inception date of May 31, 2013. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty MitesSM	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Mid-Cap Equity	05/31/13	05/31/13	05/31/13	05/31/13
Income	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08

The TETON Westwood Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty MitesSM Fund

For the year ended September 30, 2015, the TETON Westwood Mighty MitesSM Fund net asset value (“NAV”) per Class AAA Share depreciated 2.6% versus gains of 1.3% for the Russell 2000 and 1.7% for the Russell Microcap Indices. See next page for additional performance information.

The Fund invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of purchase. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their private market value (PMV). In many cases, they look for a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

The March quarter continued the volatility of 2014 with a sharply negative January followed by a positive February and March. Uneven economic data and uncertainty regarding the timing of interest rate increases by the U.S. Federal Reserve Board contributed to this volatility.

The quarter ended June 30 saw what had been a strong quarter end with volatility and turbulence in the global markets. Although the U.S. economy gained momentum, an already shaky international outlook was further threatened by a nearly 25% correction in the Chinese stock market. Chinese authorities quickly stepped in, applying various methods of financial engineering, albeit with little effect. Although contagion reared its ugly head, the U.S. has acted as a global fire break, with long awaited signs of wage inflation, but the recovery remains slow, fragile, and vulnerable to derailment by global events or a miscalculation by the Federal Reserve.

The September quarter continued to be volatile, with a stock market selloff partially caused by global fears of a China slowdown. Investor concerns that China’s demand for commodities and manufactured goods from around the world would slow appear warranted by recent U.S. jobs statistics.

In the third quarter of 2015 global deal volumes totaled $1.1 trillion, a 24% increase over the third quarter of 2014. Total deal volume for the first nine months of the year stands at $3.2 trillion. This represents an increase of 32% over the same period last year, marking the strongest first nine months for mergers and acquisitions since 2007. Deal activity in the portfolio was strong, with 18 announced transactions during the Fund’s fiscal year.

Penford Corporation, a manufacturer of ingredients for food and industrial applications, announced in October 2014, it would be acquired by Ingredion for $19.00 per share in cash. The two companies have complementary product portfolios, and Penford expands Ingredion’s geographic reach and specialty ingredient capabilities.

On September 25, Nexstar Broadcasting Group proposed a cash and stock offer to purchase Media General Inc. (1.5% of net assets as of September 30, 2015) for $14.50 per share, a nearly 30% premium to the prior close. We have long been attracted to the broadcast industry in general, and Media General in particular, on account of the business’s cash generative nature, minimal capital needs, new revenue sources in retransmission consent fees, and a call option on spectrum value.

Among the better performing stocks for the fiscal year were online consumer loan marketplace Lending Tree Inc. (0.2%); Katy Industries Inc. (0.1%), a manufacturer, importer, and distributor of commercial cleaning and consumer storage products; and super market chain Ingles Markets Inc. (0.8%).

Some of our weaker performing stocks during the year were the for profit education company Corinthian Colleges (less than 0.1%), economy brand clothing company Wet Seal, and environmental solutions company Nuverra Environmental Solutions, both of which were sold from the portfolio by year end.

We appreciate your continued confidence and trust.

Average Annual Returns Through September 30, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty MitesSM Fund Class AAA	(2.57)%	10.13%	8.70%	9.31%	10.94%
Russell MicrocapTM Index	1.65	12.35	4.88	6.76	N/A(b)
Russell 2000 Index	1.25	11.73	6.55	6.51	6.32
Lipper Small Cap Value Fund Average	(3.91)	9.94	5.87	8.91	7.43(c)

In the current prospectus dated January 28, 2015, the expense ratio for Class AAA Shares is 1.42%. See page 40 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index is an unmanaged indicator which measures the performance of the microcap segment of the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The inception date of the Russell Microcap™ Index is June 30, 2000.
(c) Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITESSM FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty MitesSM Fund (Class AAA).

SmallCap Equity Fund (Unaudited)

For the year ended September 30, 2015, the TETON Westwood SmallCap Equity Fund NAV per Class AAA Share depreciated 2.4% compared with a gain of 1.3% for the Russell 2000 Index. See below for additional performance information.

After outperforming their large cap peers for five of the last six years, small cap equities lagged in the last calendar quarter of 2014 as did the Fund’s portfolio. Against this backdrop of small cap underperformance versus large caps, the energy sector overweight in the Fund contributed to the Fund’s underperformance in this quarter. However, the fund rebounded handsomely since then, outperforming the benchmark.

The first quarter of 2015 saw many of the stocks in the Fund’s portfolio, including companies in the energy space, rebound from their pullback. A price war by OPEC (The Organization of Petroleum Exporting Countries) pushed crude oil down nearly 50% to levels last seen during the global financial crisis. The portfolio manager used this opportunity to upgrade the Fund’s energy holdings into higher quality former mid cap companies while selling off weaker holdings.

The equity markets suffered a bumpy ride during the three months ended June 30, as investors remained concerned about the muted recovery in economic activity. Our overweight in oil and gas exploration and service companies versus the benchmark also positively impacted performance, since stocks in that sector rallied strongly, following year end 2014. The global outlook remained mixed, with worries remaining over the potential Greek exit from the Eurozone, a Chinese stock market correction, and continued instability in the Middle East.

During the quarter ended September 30, 2015, payrolls rose less than projected, as wages stagnated and the jobless rate was unchanged, signaling the slowdown affecting the U.S. economy. The weak report appeared to justify the Fed’s decision to delay any interest rate increase. Among favorable catalysts for a rebound in markets was accelerating merger and acquisition activity, especially among smaller capitalization companies. Deals in the energy and power industry, together with a record level of mergers and acquisitions among healthcare companies, accounted for nearly 30 percent of all deal making. During the recent market meltdown, the portfolio manager upgraded the portfolio by pruning positions in weaker companies and redeploying the proceeds into the best of breed equities that have declined to compelling valuations.

Among the better performing stocks for the fiscal year were: Dycom Industries Inc. (0.3% of net assets as of September 30, 2015), a provider of specialty contracting services, including engineering, construction, maintenance, and installation services; AAR Corp. (no longer held), a provider of products and services to commercial aviation, government, and defense markets worldwide; and Investors Bancorp Inc. (3.2%), a bank holding company. Our weaker performing stocks during the year were Patterson-UTI Energy Inc. (2.3%), a provider of onshore contract drilling services to major and independent oil and natural gas operators in the U.S. and Canada; and C&J Energy Services Ltd. (no longer held), a provider of well construction, well completion, and well services to the oil and gas industry.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2015 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(4/15/97)
SmallCap Equity Fund Class AAA	(2.40)%	9.02%	6.31%	1.94%	6.63%
Russell 2000 Index	1.25	11.73	6.55	6.51	7.96

In the current prospectus dated January 28, 2015, the gross expense ratio for Class AAA Shares is 1.57%, and the net expense ratio is 1.50%, after contractual reimbursements by the Adviser in place through January 31, 2016. See page 41 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the year ended September 30, 2015, the TETON Westwood Mid-Cap Equity Fund NAV per Class AAA Share appreciated 0.1% compared with a loss of 0.3% for the Russell Midcap Index. See next page for additional performance information.

The Fund invests primarily in mid-cap companies that the portfolio managers believe are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within a range of $1 billion to $20 billion. The portfolio managers seek to identify companies with attractive products or services, financial strength, strong competitive positions, high quality management, and reasonable valuation. As bottom up, fundamental, research driven investors, they seek to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

During the fourth quarter of 2014, the U.S. economy continued to march forward but to the beat of a different drummer versus the rest of the world. Real GDP for Q4 was a solid 5% in the U.S., while the Eurozone stumbled towards a relapse and China’s growth continued to slow. The U.S. equity market was temporarily distracted in the early part of Q4 by concerns about slowing global growth, as well as heightened unrest in the Middle East and the spreading Ebola epidemic. Stocks declined nearly 10% from their highs reached in the third quarter before resuming their ascent to end the year at near record levels.

In the Fund’s second fiscal quarter, the U.S. economy experienced a notable slowdown while stock markets continued to climb higher. Manufacturing activity as measured by the Purchasing Manager’s Index slid throughout the quarter to a final reading of 51.5, dangerously close to breaching 50, a level which indicates that production activity is contracting. The month of March aside, the underlying trend in employment was strong with the pace and breadth of new job growth reflecting a broad based U.S. recovery.

The equity markets suffered a bumpy ride during the three months ended June 30, as investors remained concerned about the muted recovery in economic activity after a weather worn previous quarter. Despite the saw tooth performance in equity benchmarks, the stock market was set to close the quarter near record highs. However, stocks were tripped up in the final week by global turmoil, in particular, a 25% stock market correction in China. Smaller capitalization stocks delivered positive returns while large cap stocks were mostly flat, with the S&P 500 up a mere 0.28%. Mid-cap stocks ended in last place with a negative return of 1.54% as measured by the Russell Midcap Index.

The September quarter continued to be volatile, with a stock market selloff partially caused by global fears of a China slowdown. Investor concerns that China’s demand for commodities and manufactured goods from around the world would slow appear warranted by recent U.S. jobs statistics. Despite these headwinds, the U.S. economy appeared to be on solid footing for most of the quarter, buttressed by increased consumer spending that comprises nearly 70% of GDP.

Among the better performing stocks for the year were Fortinet Inc. (4.2% of net assets as of September 30, 2015), a provider for network security appliances and security subscription services for carriers, data centers, enterprises, and distributed offices; HCC Insurance Holdings Inc. (2.4%), a specialty lines property/casualty insurance company; and Cytec Industries Inc. (1.9%), a global specialty materials and chemicals company focused on innovation, advanced technology and application expertise. Cytec develops, manufactures, and distributes products that serve a diverse range of end markets including aerospace and industrial materials; additionally, Incyte Corp. Ltd. (1.7%), a biotechnology company focused on the discovery and development of drugs for hematologic and oncology indications; and O’Reilly Automotive Inc. (1.9%), one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States, serving both professional service providers and do it yourself customers.

Some detractors from the portfolio were Weatherford International plc (0.8%), a multifaceted oil services company operating across more than one hundred countries; Stratasys Ltd (1.0%), a manufacturer of 3D printers and 3D production systems for office based rapid prototyping and direct digital manufacturing solutions; and Pioneer Natural Resources Co. (1.4%), a Texas based independent energy company that focuses on the exploration and production of oil, natural gas, and gas reserves.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2015 (a) (Unaudited)
	1 Year	Since Inception (5/31/13)
Mid-Cap Equity Fund Class AAA	0.07%	6.38%
Russell Midcap Index	(0.25)	8.68(b)

In the current prospectus dated January 28, 2015, the gross expense ratio for Class AAA Shares is 4.27%, and net expense ratio is 1.50% after contractual reimbursements by the Adviser in place through January 31, 2016. See page 42 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the mid-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Russell Midcap Index since inception performance is from May 30, 2013.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP EQUITY FUND

CLASS AAA AND THE RUSSELL MIDCAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund (Unaudited)

For the year ended September 30, 2015, the TETON Westwood Income Fund NAV per Class AAA Share depreciated 10.5% compared with losses of 0.6% and 4.2% for the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average, respectively. See below for additional performance information.

The Fund invests in companies to participate in the growth of their earnings and cash flow. The portfolio manager looks for companies that she believes will continue to return cash flow to shareholders, resulting in higher share price valuation. The Fund looks to build a steady component of not only current return from dividend yields, but also rising dividend payout.

The March 2015 employment report surprised on the downside, with 119,000 jobs created. Other than this report, March data in general had been trending stronger after a weak February, showing improvement in the unemployment claims, better housing activity, and higher vehicle sales. Some of the hit taken by economic growth in the first calendar quarter was attributed to bad weather conditions hampering business activity.

In the quarter ended June 30, we saw China’s stock market tumble and Greece’s problem economy continue to search for solid footing. The Federal Reserve kept tight control over interest rates, promising that a raise was on the horizon. Continued low rates, contained inflation, accommodative monetary policy, and defensible stock valuations kept U.S. markets generally positive and thought to be fairly valued.

The September quarter continued to be volatile, with a stock market selloff partially caused by global fears of a China slowdown. Investor concerns that China’s demand for commodities and manufactured goods from around the world would slow appear warranted by recent U.S. jobs statistics.

The price of oil fell over 50% in 2014, and continued its decline until finding solid ground midway through the first calendar quarter. The relief was short lived however, as the chart continued its march downward in July 2015. Low interest rates, meanwhile, have helped push Americans’ mortgage payments as a share of their disposable income to their lowest levels in more than 30 years.

Among the better performing stocks for the fiscal year were: drug manufacturer Eli Lilly & Co. (1.1% of net assets as of September 30, 2015); home improvement retailer The Home Depot Inc. (3.0%); and snack food and beverage company Mondelez International (1.6%).

Some of our weaker performing stocks during the year were Freeport-McMoran Inc. (1.7%), a natural resources company; and oil service companies Weatherford International plc (1.4%) and Halliburton Co. (0.9%).

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (9/30/97)
Income Fund Class AAA	(10.49)%	8.02%	3.29%	7.86%	6.82%
S&P 500 Index	(0.61)	13.34	6.80	3.96	5.94
Lipper Equity Income Fund Average	(4.24)	10.94	5.63	5.08	5.47

In the current prospectus dated January 28, 2015, the gross expense ratio for Class AAA Shares is 2.42%. The net expense ratio is 2.00% after contractual reimbursements by the Adviser in place through January 31, 2016. See page 43 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity income funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INCOME FUND CLASS AAA,

THE S&P 500 INDEX, AND THE LIPPER EQUITY INCOME FUND AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The Teton Westwood Equity Fund underperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2015, the Equity Fund Class AAA shares posted a loss of 0.9%, net of expenses, versus the S&P 500 Index loss of 0.6%. See below for additional performance information.

During the fiscal year ended September 30, 2015, markets focused on the same concerns that spiked in the quarter just ended: a rise in volatility associated with falling oil prices, the timing of a possible Federal Reserve increase in short term interest rates, and the direction of global growth. Driving the Fund’s positive performance during the fiscal year was stock selection in Technology and Health Care. The top contributors were Skyworks Solutions Inc. (no longer held) that capitalized on growing global handset volumes and increased content per unit amid healthy fundamentals in the wireless semiconductor space. Insurers Cigna Corp. (2.0% of net assets as of September 30, 2015) and Aetna Inc. (1.9%) outperformed for the year on strong earnings results and the trend toward increased industry consolidation. Amdocs Ltd. (3.9%) posted a strong year by exceeding earnings expectations. The company continues to generate and return significant cash flow to shareholders through buybacks and dividends. Target Corp. (no longer held) performed well after concerns surrounding the late 2013 data breach subsided and new management both streamlined operations and clarified long term strategy.

Detracting from Fund relative performance for the year was stock selection in Consumer Discretionary, primarily, and to a lesser extent in Producer Durables. Energy companies Occidental Petroleum Corp. (1.0% of net assets as of September 30, 2015) and Chevron Corp. (1.6%) both underperformed as oil prices fell; however, both companies remain in solid financial and competitive positions in the current lower commodity environment. Auto parts supplier BorgWarner Inc. (no longer held) fell on fears of slowing growth in China, weaker commercial vehicle markets worldwide, and the EPA’s findings that Volkswagen, which accounts for a large percentage of its sales, had cheated on U.S. emissions tests. Garmin Ltd. (no longer held) declined based on weaker-than-expected earnings results and concern about increased competition from the Apple Watch. Viacom Inc. (1.3%) was caught up in broader media space concerns about “cord cutting” and the impact of reduced advertising spending.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (1/2/87)
Equity Fund Class AAA	(0.90)%	11.24%	5.80%	4.97%	9.77%
S&P 500 Index	(0.61)	13.34	6.80	3.96	9.93(b)

In the current prospectus dated January 28, 2015, the expense ratio for Class AAA Shares is 1.59%. See page 44 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b) S&P 500 Index since inception performance are as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For twelve months ended September 30, 2015, the Teton Westwood Balanced Fund Class AAA Shares posted a return of 0.03%, net of expenses, versus the Barclays Government/Credit Bond Index return of 2.7%. The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Barclays Capital Government/Credit Bond Index which returned 0.7%. See next page for additional performance information.

The Fund is designed to provide exposure to equities while reducing overall risk through investment in investment grade fixed income securities. The bond portion typically invests in high quality notes with lower interest rate sensitivity and generally a shorter maturity than the typical bond index, with the objective of dampening the volatility of equity holdings. Unlike the prior fiscal year, this lower interest rate sensitivity detracted over the last twelve months from relative performance of the bond portion of the Fund versus the Barclays Capital Government/Credit Bond Index.

Please note that the commentary for the Equity Fund applies to the equity portion of the Balanced Fund.

For the twelve months ended September 30, 2015, the performance of the Barclays Capital Government/Credit Bond Index reflected bond market factors comparable with those of the most recent quarter: the US Treasury yield curve flattened — as long maturity yields declined more than those of shorter maturities — and credit spreads widened, resulting in U.S. Government’s performances of 8.62% by 10+ bonds and 3.00% by intermediate notes, and U.S. credit performances of -0.03% for 10+ bonds and 2.17% by intermediate notes. Over the fiscal year, the yield on the 10 year Treasury declined from 2.61% to 2.04%. In general, fixed income investors were better compensated to take interest rate risk in U.S. Government debt than credit risk in U.S. Corporates. Within Corporates, Financials led at 3.18%, second only to the U.S. Treasury sector, but Industrials returned only 0.73%, with 10+ maturities losing 1.43%. In Utilities, long maturity bonds also underperformed intermediate notes. The lowest rated Baa-corporate credit sector posted a negative return, markedly lagging A or better credit sectors.

Factors driving performance were relative to the Barclays Capital Government/Credit Bond: an underweight position in the top performing U.S. Treasury sector, especially under owning long maturities and having a small exposure to Treasury Inflation-Protected Securities, was more than countered by (1) the Fund’s overweight positions in Financials, Industrials, and U.S. Agency sectors and (2) owning no long maturity Industrials.

The top five contributors to the Fund’s performance included Freddie Mac 2.375% due 13-Jan-2022 (1.7% of net assets as of September 30, 2015), Intel Corp 3.3% due 01-Oct-2021 (1.6%), The Goldman Sachs Group Inc. 3.85% due 08-Jul-2024 (0.9%), Costco Wholesale Corp 1.7% due 15-Dec-2019 (1.2%), and IBM Corp 2.9% due 01-Nov-2021 (1.0%).

Detracting from performance the most were two Treasury Inflation-Protected Securities: 2.125% due 15-Jan-2019 (1.7%) and 2.5% due 15-Jul-2016 (no longer held); and U.S. Treasury 2.25% due 15-Nov-2024 (1.5%), EMC Corp 3.375% due 01-Jun-2023 (0.7%), and Fannie Mae 2.625% due 06-Sep-2024 (1.7%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	0.03%	7.67%	5.22%	4.99%	8.28%
Barclays Government/Credit Bond Index	2.73	3.09	4.61	5.36	6.07(c)
S&P 500 Index	(0.61)	13.34	6.80	3.96	9.09(c)
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index (b)	0.73	9.24	5.92	4.52	7.88

In the current prospectus dated January 28, 2015, the expense ratio for Class AAA Shares is 1.27%. See page 45 for the expense ratios for the year September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Government/Credit Bond Index.
(c) S&P 500 Index and Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the year ended September 30, 2015, the TETON Westwood Intermediate Bond Fund NAV per Class AAA Share increased 1.3% compared with the Barclays Government/Credit Bond Index which was up 2.7%. See below for additional performance information.

Fixed Income posted a positive return in the fourth calendar quarter of 2014 as yields on intermediate and long term Treasuries declined and prices correspondingly rallied. The 10 year Treasury yield ended the quarter at 2.17%, down from 2.39% at the beginning of the fourth quarter and 3% at the start of the calendar year. Investment grade spreads widened approximately 0.25% during the fourth quarter, resulting in Treasuries outperforming credit securities 1.93% to 1.76%.

Investment Grade Fixed Income had a solid start in the first quarter of 2015 as the Barclays Government/Credit bond index posted a 1.84% positive return. Bonds maturing in 10 or more years returned 3.36%, while 1-3 year maturity notes returned 0.59%. Among corporate debt sectors, Industrial and Utility finished approximately 0.50% ahead of the Financial sector return of 1.98%.

After a robust start to 2015, the investment grade fixed income market reversed in many respects during the second calendar quarter as the Barclays Government/Credit Bond Index declined 2.10%, resulting in a -0.30% return for the six months. The sell-off in U.S. Treasuries is attributable to several developments: the U.S. dollar retraced some gains versus other currencies, energy prices strongly rebounded, U.S. inflation expectations continued to increase, and European economic data improved. Contributing to widening credit spreads in the U.S. was a 15% increase in investment grade corporate bond issuance compared with the same period in 2014, as corporations continued to take advantage of relatively inexpensive borrowing costs.

During the third quarter of 2015, investment grade bonds rallied as investors sought refuge in safe haven assets amid weakness in global equity markets. The yield on the 10 year Treasury fell from 2.36% to 2.04% by quarter end. The corresponding gain in Treasury prices reflected the Federal Reserve Open Markets Committee declining to raise the overnight borrowing rates at its September meeting while lowering GDP and inflation forecasts and simultaneously expressing concern about “global economic and financial developments.”

The top five contributors to the Fund’s annual performance were all from U.S. Government securities: U.S. Treasuries 3.0% due 15-Nov-2044 (no longer held), 2.25% due 15-Nov-2024 (3.2% of net assets as of September 30, 2015), and 2.0% due 15-Feb-2025 (3.1%); Fannie Mae 2.625% due 06-Sep-2024 (3.2%), and Freddie Mac 2.375% due 13-Jan-2022 (3.2%). Detracting the most from performance were two short Industrial credits and 3 Treasuries, including 2 TIPs: Murphy Oil Corp 2.5% due 01-Dec-2017 (2.0%), EMC Corp. 3.375% due 01-Jun-2023 (2.1%), Treasury Inflation Protected Securities: 2.5% due 15-Jul-2016 (1.7%), and 2.125% due 15-Jan-2019 (1.7%), and U.S. Treasury floating rate note due 31-Jul-2017 (3.1%).

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	1.33%	1.22%	3.14%	3.92%	4.79%
Barclays Government/Credit Bond Index	2.73	3.09	4.61	5.36	6.07(b)

In the current prospectus dated January 28, 2015, the gross expense ratio for AAA Shares is 1.38%. The net expense ratio is 1.00%, after contractual reimbursements by the Adviser in place through January 31, 2016. See page 46 for the expense ratios for the year ended September 30, 2015. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b) The Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morningstar® Ratings Based on Risk Adjusted Returns as of September 30, 2015 (Unaudited)

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating
FUND	Morningstar Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

TETON Westwood Mighty MitesSM AAA	Small Blend	««««	645	«««	645	«««	577	«««««	383
TETON Westwood Mighty MitesSM A	Small Blend	«««	645	««	645	««	577	«««««	383
TETON Westwood Mighty MitesSM C	Small Blend	««««	645	«««	645	««	577	«««««	383
TETON Westwood Mighty MitesSM I	Small Blend	«««	645	«««	645	«««	577	¶¶¶¶ ¶	383

TETON Westwood SmallCap Equity AAA	Small Blend	««	645	««	645	««	577	««	383
TETON Westwood SmallCap Equity A	Small Blend	««	645	««	645	«	577	««	383
TETON Westwood SmallCap Equity C	Small Blend	««	645	««	645	«	577	««	383
TETON Westwood SmallCap Equity I	Small Blend	««	645	««	645	¶¶	577	¶¶	383

TETON Westwood Mid-Cap Equity AAA	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity A	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity C	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity I	Mid-Cap Growth	—	—	—	—	—	—	—	—

TETON Westwood Income AAA	Large Value	««	1211	«	1211	««	1071	««	744
TETON Westwood Income A	Large Value	«	1211	«	1211	«	1071	¶¶	744
TETON Westwood Income C	Large Value	««	1211	«	1211	««	1071	¶¶	744
TETON Westwood Income I	Large Value	««	1211	««	1211	¶¶	1071	¶¶	744

TETON Westwood Equity AAA	Large Value	««««	1211	««««	1211	«««	1071	««««	744
TETON Westwood Equity A	Large Value	«««	1211	«««	1211	««	1071	«««	744
TETON Westwood Equity C	Large Value	«««	1211	«««	1211	«««	1071	«««	744
TETON Westwood Equity I	Large Value	«««	1211	««««	1211	«««	1071	««««	744

TETON Westwood Balanced AAA	Moderate Allocation	«««	838	««««	838	«««	722	«««	481
TETON Westwood Balanced A	Moderate Allocation	«««	838	«««	838	«««	722	«««	481
TETON Westwood Balanced C	Moderate Allocation	«««	838	«««	838	«««	722	«««	481
TETON Westwood Balanced I	Moderate Allocation	««««	838	««««	838	««««	722	««««	481

TETON Westwood Intermediate Bond AAA	Intermediate-Term Bond	««	945	«	945	«	831	««	589
TETON Westwood Intermediate Bond A	Intermediate-Term Bond	«	945	«	945	«	831	«	589
TETON Westwood Intermediate Bond C	Intermediate-Term Bond	«	945	«	945	«	831	«	589
TETON Westwood Intermediate Bond I	Intermediate-Term Bond	«	945	««	945	«	831	¶¶	589

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five, and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, C, or I shares, other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2015 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Teton Advisors is the investment manager for all TETON Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges and expenses of a Fund carefully before investing. Each Fund’s prospectuses contain this and other information about the Funds and is available by calling 800-WESTWOOD, online at www.tetonadv.com, or from your financial adviser. The prospectuses should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580. Call 800-WESTWOOD for a prospectus.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2015 through September 30, 2015

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2015.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2015 through September 30, 2015

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Annualized Expense Ratio	Expenses Paid During Period*

TETON Westwood Mighty MitesSM Fund
Class AAA	$1,000.00	$897.30	1.39%	$ 6.61	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$896.30	1.64%	$ 7.80	$1,000.00	$1,016.85	1.64%	$ 8.29
Class C	$1,000.00	$894.30	2.14%	$10.16	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$898.60	1.14%	$ 5.43	$1,000.00	$1,019.35	1.14%	$ 5.77

TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$912.40	1.50%	$ 7.19	$1,000.00	$1,017.55	1.50%	$ 7.59
Class A	$1,000.00	$910.60	1.75%	$ 8.38	$1,000.00	$1,016.29	1.75%	$ 8.85
Class C	$1,000.00	$908.50	2.25%	$10.76	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$913.00	1.25%	$ 5.99	$1,000.00	$1,018.80	1.25%	$ 6.33

TETON Westwood Mid-Cap Equity Fund
Class AAA	$1,000.00	$938.40	1.51%	$ 7.34	$1,000.00	$1,017.50	1.51%	$ 7.64
Class A	$1,000.00	$937.30	1.76%	$ 8.55	$1,000.00	$1,016.24	1.76%	$ 8.90
Class C	$1,000.00	$935.10	2.26%	$10.96	$1,000.00	$1,013.74	2.26%	$11.41
Class I	$1,000.00	$939.50	1.26%	$ 6.13	$1,000.00	$1,018.75	1.26%	$ 6.38

TETON Westwood Income Fund
Class AAA	$1,000.00	$890.20	2.00%	$ 9.48	$1,000.00	$1,015.04	2.00%	$10.10
Class A	$1,000.00	$889.50	2.25%	$10.66	$1,000.00	$1,013.79	2.25%	$11.36
Class C	$1,000.00	$886.80	2.75%	$13.01	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$891.90	1.75%	$ 8.30	$1,000.00	$1,016.29	1.75%	$ 8.85

TETON Westwood Equity Fund
Class AAA	$1,000.00	$929.30	1.60%	$ 7.74	$1,000.00	$1,017.05	1.60%	$ 8.09
Class A	$1,000.00	$928.40	1.85%	$ 8.94	$1,000.00	$1,015.79	1.85%	$ 9.35
Class C	$1,000.00	$925.80	2.35%	$11.35	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$930.60	1.35%	$ 6.53	$1,000.00	$1,018.30	1.35%	$ 6.83

TETON Westwood Balanced Fund
Class AAA	$1,000.00	$951.80	1.33%	$ 6.51	$1,000.00	$1,018.40	1.33%	$ 6.73
Class A	$1,000.00	$950.80	1.58%	$ 7.73	$1,000.00	$1,017.15	1.58%	$ 7.99
Class C	$1,000.00	$948.10	2.08%	$10.16	$1,000.00	$1,014.64	2.08%	$10.50
Class I	$1,000.00	$949.70	1.08%	$ 5.28	$1,000.00	$1,019.65	1.08%	$ 5.47

TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$996.40	1.00%	$ 5.00	$1,000.00	$1,020.05	1.00%	$ 5.06
Class A	$1,000.00	$995.90	1.10%	$ 5.50	$1,000.00	$1,019.55	1.10%	$ 5.57
Class C	$1,000.00	$992.90	1.75%	$ 8.74	$1,000.00	$1,016.29	1.75%	$ 8.85
Class I	$1,000.00	$997.70	0.75%	$ 3.76	$1,000.00	$1,021.31	0.75%	$ 3.80

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2015:

TETON Westwood Mighty MitesSM Fund
U.S. Government Obligations	15.3%	Consumer Services	1.0%
Health Care	9.1%	Aviation: Parts and Services	1.0%
Diversified Industrial	8.2%	Building and Construction	0.8%
Equipment and Supplies	5.8%	Energy and Utilities: Natural Gas	0.7%
Financial Services	5.6%	Energy and Utilities: Water	0.7%
Automotive: Parts and Accessories	5.5%	Manufactured Housing and Recreational Vehicles	0.6%
Food and Beverage	4.4%	Semiconductors	0.6%
Computer Software and Services	3.9%	Automotive	0.5%
Electronics	3.8%	Energy and Utilities: Integrated	0.4%
Business Services	3.5%	Environmental Control	0.4%
Telecommunications	2.9%	Agriculture	0.3%
Entertainment	2.8%	Airlines	0.3%
Retail	2.6%	Communications Equipment	0.3%
Hotels and Gaming	2.5%	Paper and Forest Products	0.3%
Machinery	2.3%	Energy and Utilities: Services	0.3%
Consumer Products	2.3%	Transportation	0.2%
Specialty Chemicals	2.2%	Energy and Utilities: Oil	0.2%
Aerospace and Defense	1.8%	Educational Services	0.1%
Real Estate	1.8%	Closed-End Business Development Company	0.0%
Publishing	1.7%	Energy and Utilities: Alternative Energy	0.0%
Restaurants	1.6%	Other Assets and Liabilities (Net)	(0.8)%
Broadcasting	1.3%		100.0%
Metals and Mining	1.2%
TETON Westwood SmallCap Equity Fund
Financial Services	24.6%	Telecommunications	2.7%
Semiconductors	10.6%	Aerospace	2.2%
Retail	9.2%	Equipment and Supplies	1.9%
Energy and Utilities	7.9%	Machinery	1.4%
Business Services	7.2%	Specialty Chemicals	1.0%
Computer Software and Services	6.8%	Computer Hardware	0.8%
Health Care	5.8%	Consumer Products	0.6%
U.S. Government Obligations	5.0%	Other Assets and Liabilities (Net)	(0.1)%
Diversified Industrial	4.6%		100.0%
Building and Construction	4.0%
Electronics	3.8%
TETON Westwood Mid-Cap Equity Fund
Financials	19.0%	Consumer Staples	3.5%
Consumer Discretionary	17.0%	Materials	3.5%
Information Technology	16.6%	Utilities	2.6%
Industrials	16.5%	U.S. Government Obligations	2.0%
Health Care	13.1%	Other Assets and Liabilities (net)	0.5%
Energy	5.7%		100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Income Fund
Financial Services	23.2%	Specialty Chemicals	2.2%
Health Care	16.4%	Machinery	2.1%
U.S. Government Obligations	7.7%	Media	2.1%
Retail	6.3%	Telecommunications	1.9%
Computer Hardware	5.9%	Automotive	1.9%
Diversified Industrial	4.7%	Consumer Staples	1.6%
Energy and Utilities: Oil	4.4%	Real Estate Investment Trusts	1.3%
Metals and Mining	2.8%	Energy and Utilities: Integrated	0.5%
Computer Software and Services	2.7%	Agriculture	0.5%
Food and Beverage	2.6%	Other Assets and Liabilities (Net)	2.0%
Energy and Utilities: Services	2.5%		100.0%
Communications Equipment	2.4%
Paper and Forest Products	2.3%
TETON Westwood Equity Fund
Health Care	14.0%	Computer Software and Services	3.0%
Banking	11.3%	Computer Hardware	2.5%
Financial Services	10.4%	Consumer Products	2.1%
Aerospace	7.9%	Electronics	2.1%
Food and Beverage	7.7%	Transportation	2.1%
Telecommunications	5.9%	Diversified Industrial	2.1%
Energy: Oil	5.3%	Business Services	1.5%
Retail	4.5%	Energy and Energy Services	1.4%
Cable and Satellite	4.4%	Energy: Natural Gas	0.7%
Energy: Integrated	4.3%	Other Assets and Liabilities (Net)	(0.6)%
Mutual Fund	4.1%		100.0%
Entertainment	3.3%
TETON Westwood Balanced Fund
Health Care	12.4%	Energy: Integrated	3.1%
Banking	11.9%	Transportation	3.0%
Financial Services	9.2%	Cable and Satellite	2.9%
U.S. Government Agency Obligations	6.7%	Retail	2.7%
Energy: Oil	6.6%	Diversified Industrial	2.5%
U.S. Government Obligations	5.9%	Entertainment	2.1%
Aerospace	5.1%	Computer Software and Services	1.9%
Food and Beverage	4.8%	Energy and Energy Services	1.1%
Electronics	3.7%	Business Services	1.0%
Telecommunications	3.5%	Energy: Natural Gas	0.5%
Computer Hardware	3.3%	Other Assets and Liabilities (Net)	(0.2)%
Consumer Products	3.2%		100.0%
Mutual Fund	3.1%
TETON Westwood Intermediate Bond Fund
Corporate Bonds	64.5%	Other Assets and Liabilities (Net)	0.5%
U.S. Government Obligations	17.0%		100.0%
U.S. Government Agency Obligations	9.7%
Mutual Fund	8.3%

TETON Westwood Mighty MitesSM Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 85.1%
	Aerospace and Defense — 1.8%
1,218,900	Aerojet Rocketdyne Holdings Inc.†	$5,625,828	$19,721,802
168,710	Innovative Solutions & Support Inc.†	738,725	457,204
6,000	Kratos Defense & Security Solutions Inc.†	39,743	25,320

		6,404,296	20,204,326

	Agriculture — 0.3%
225	J.G. Boswell Co.	144,677	147,375
194,836	Limoneira Co.	4,267,803	3,259,606

		4,412,480	3,406,981

	Airlines — 0.3%
80,000	American Airlines Group Inc.	32,753	3,106,400
225,000	American Airlines Group Inc., Escrow†	3,288	281,250

		36,041	3,387,650

	Automotive — 0.5%
27,200	Lithia Motors Inc., Cl. A	517,533	2,940,592
66,500	Sonic Automotive Inc., Cl. A	849,600	1,357,930
70,000	Wabash National Corp.†	132,194	741,300

		1,499,327	5,039,822

	Automotive: Parts and Accessories — 5.3%
84,131	Accuride Corp.†	319,986	233,043
6,000	China Automotive Systems Inc.†	34,007	31,920
105,000	Dana Holding Corp.	624,231	1,667,400
272,047	Federal-Mogul Holdings Corp.†	2,705,793	1,858,081
27,800	Gentherm Inc.†	404,618	1,248,776
25,000	Jason Industries Inc.†	122,980	109,500
196,600	Modine Manufacturing Co.†	1,907,098	1,547,242
29,000	Motorcar Parts of America Inc.†	381,172	908,860
60,000	Puradyn Filter Technologies Inc.†	13,098	4,200
75,000	Shiloh Industries Inc.†	1,033,890	607,500
168,200	Standard Motor Products Inc.	1,663,161	5,866,816
179,000	Strattec Security Corp.	4,402,837	11,287,740
610,100	Superior Industries International Inc.	11,040,853	11,396,668
37,000	Tenneco Inc.†	115,032	1,656,490
1,209,514	The Pep Boys - Manny, Moe & Jack†	13,250,391	14,743,976
22,000	Titan International Inc.	243,389	145,420
134,665	Tower International Inc.†	2,365,846	3,199,640
134,231	West Marine Inc.†	1,576,523	1,178,548

		42,204,905	57,691,820

	Aviation: Parts and Services — 1.0%
13,500	Astronics Corp.†	127,472	545,805
11,090	Astronics Corp., Cl. B†	100,706	451,696
125,642	Ducommun Inc.†	2,158,735	2,521,635
197,301	Kaman Corp.	5,011,314	7,073,241

		7,398,227	10,592,377

	Broadcasting — 1.3%
1,135,036	ACME Communications Inc.†(a)	31,852	39,953
725,800	Beasley Broadcast Group Inc., Cl. A(a)	3,859,007	3,004,812
133,000	Crown Media Holdings Inc., Cl. A†	314,097	711,550
38,000	Cumulus Media Inc., Cl. A†	171,148	26,744

Shares		Cost	Market Value
88,700	Entercom Communications Corp., Cl. A†	$196,753	$901,192
331,500	Gray Television Inc.†	317,542	4,229,940
80,042	Gray Television Inc., Cl. A†	530,550	928,487
20,000	Hemisphere Media Group Inc.†	279,029	272,000
620,008	Salem Media Group Inc.	3,287,090	3,794,449
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	835,560

		9,040,735	14,744,687

	Building and Construction — 0.8%
23,084	Gibraltar Industries Inc.†	443,583	423,591
866,265	Huttig Building Products Inc.†	1,008,674	2,720,072
107,074	MYR Group Inc.†	2,422,367	2,805,339
500	Nortek Inc.†	20,053	31,655
95,444	The Monarch Cement Co.	2,499,863	2,863,320

		6,394,540	8,843,977

	Business Services — 3.5%
267,279	Ascent Capital Group Inc., Cl. A†	7,828,476	7,318,099
18,000	Cenveo Inc.†	62,975	33,840
66,906	CoSine Communications Inc.†	148,651	267,624
594	Du-Art Film Labs Inc.†	98,792	117,606
692,272	Edgewater Technology Inc.†(a)	2,188,004	5,067,431
101,271	GP Strategies Corp.†	928,058	2,311,004
23,300	ICF International Inc.†	558,939	708,087
501,477	Internap Corp.†	3,293,441	3,074,054
32,029	KAR Auction Services Inc.	443,660	1,137,029
8,000	Landauer Inc.	282,324	295,920
16,000	Macquarie Infrastructure Corp.	203,038	1,194,560
5,560	Matthews International Corp., Cl. A	244,584	272,273
20,000	McGrath RentCorp	535,869	533,800
1,467,347	ModusLink Global Solutions Inc.†	5,407,645	4,196,612
30,000	Pendrell Corp.†	48,782	21,600
188,172	PFSweb Inc.†	835,090	2,675,806
187,359	PRGX Global Inc.†	1,099,829	706,343
312,800	Pure Technologies Ltd.	1,468,667	1,209,478
194,492	Safeguard Scientifics Inc.†	3,813,512	3,022,406
192,000	Scientific Games Corp., Cl. A†	2,429,133	2,006,400
2,000	Stamps.com Inc.†	24,986	148,020
34,000	Team Inc.†	1,334,330	1,092,080
11,632	Trans-Lux Corp.†	90,050	41,875
37,282	Viad Corp.	993,885	1,080,805

		34,362,720	38,532,752

	Closed-End Business Development Company — 0.0%
45,000	MVC Capital Inc.	499,586	369,450

	Communications Equipment — 0.3%
274,062	Communications Systems Inc.	2,936,934	2,285,677
275,000	Extreme Networks Inc.†	946,476	924,000
134,600	Sycamore Networks Inc.†	37,521	66,291
30,000	ViewCast.com Inc.†	14,100	45

		3,935,031	3,276,013

	Computer Software and Services — 3.9%
142,678	American Software Inc., Cl. A	1,300,137	1,344,027
60,000	Avid Technology Inc.†	601,469	477,600
210,285	Blucora Inc.†	3,586,816	2,895,624
331,400	Callidus Software Inc.†	1,847,278	5,630,486
75,687	Carbonite Inc.†	864,235	842,396
16,000	Cinedigm Corp., Cl. A†	27,077	8,960
38,838	Computer Task Group Inc.	282,349	240,407
28,100	Constant Contact Inc.†	392,805	681,144
50,000	CyrusOne Inc.	953,240	1,633,000
40,000	Daegis Inc.†	49,529	15,344

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
30,000	Datawatch Corp.†	$332,963	$176,400
56,101	Digi International Inc.†	566,777	661,431
548,311	Dot Hill Systems Corp.†	1,915,911	5,335,066
618,150	EarthLink Holdings Corp.	2,549,032	4,809,207
800,000	FalconStor Software Inc.†	2,531,413	1,592,000
558,461	Furmanite Corp.†	3,600,596	3,395,443
1,410	Gemalto NV	8,172	91,397
452,357	Global Sources Ltd.†	2,936,522	3,759,087
20,000	GSE Systems Inc.†	109,966	29,800
593,507	Guidance Software Inc.†	5,005,234	3,572,912
144,117	iGO Inc.†	484,026	453,969
458,356	Lionbridge Technologies Inc.†	1,640,566	2,264,279
29,500	Mercury Systems Inc.†	166,227	469,345
67,500	Mitek Systems Inc.†	199,734	215,325
5,802	MTS Systems Corp.	265,634	348,758
12,000	Qualstar Corp.†	17,642	14,880
199,400	Qumu Corp.†	2,398,786	781,648
3,600	Tyler Technologies Inc.†	38,573	537,516

		34,672,709	42,277,451

	Consumer Products — 2.3%
125,000	Acme United Corp.	2,234,554	2,120,625
25,684	Arctic Cat Inc.	936,542	569,671
153,000	Bassett Furniture Industries Inc.	2,237,871	4,261,050
375,500	Blyth Inc.†	3,336,403	2,241,735
2,000	Brunswick Corp.	30,085	95,780
55,687	Callaway Golf Co.	383,296	464,986
30,000	Elizabeth Arden Inc.†	425,518	350,700
3,500	Johnson Outdoors Inc., Cl. A	29,026	73,850
11,400	Lakeland Industries Inc.†	109,829	158,346
1,455,500	Marine Products Corp.	9,831,496	10,101,170
13,000	MarineMax Inc.†	63,807	183,690
200	National Presto Industries Inc.	5,745	16,852
77,331	Nautilus Inc.†	587,220	1,159,965
129,300	Oil-Dri Corp. of America	2,299,864	2,960,970
5,700	PC Group Inc.†	3,465	76
10,400	Syratech Corp.†	2,600	31

		22,517,321	24,759,497

	Consumer Services — 1.0%
485,500	1-800-FLOWERS.COM Inc., Cl. A†	1,417,319	4,418,050
55,000	Bowlin Travel Centers Inc.†	69,687	79,200
800	Collectors Universe Inc.	238	12,064
63,025	Liberty Tax Inc.	1,169,913	1,467,852
606,570	Martha Stewart Living Omnimedia Inc., Cl. A†	2,839,669	3,615,157
74,991	XO Group Inc.†	732,512	1,059,623

		6,229,338	10,651,946

	Diversified Industrial — 8.0%
18,000	A.M. Castle & Co.†	187,781	39,960
74,492	AEP Industries Inc.†	3,466,704	4,270,626
9,292	American Railcar Industries Inc.	147,177	335,999
429,268	Ampco-Pittsburgh Corp.	9,083,702	4,683,314
241,000	Burnham Holdings Inc., Cl. A(a)	3,872,995	4,333,180
119,122	Chase Corp.	1,717,877	4,692,216
115,300	Columbus McKinnon Corp.	1,895,176	2,093,848
292,292	FormFactor Inc.†	1,778,006	1,981,740
33,000	Graham Corp.	534,517	582,450
432,703	Griffon Corp.	4,709,349	6,823,726
8,000	Handy & Harman Ltd.†	209,216	191,840
25,000	Haulotte Group SA	134,090	350,307
26,000	Haynes International Inc.	1,253,344	983,840
314,509	Insignia Systems Inc.†	914,190	795,708
97,649	John Bean Technologies Corp.	2,860,405	3,735,074

Shares		Cost	Market Value

269,792	Katy Industries Inc.†	$292,072	$878,173
38,177	L.B. Foster Co., Cl. A	1,214,952	468,814
248,172	Lawson Products Inc.†	3,426,891	5,372,924
165,949	Lydall Inc.†	1,615,944	4,727,887
9,500	MSA Safety Inc.	306,832	379,715
608,932	Myers Industries Inc.	7,988,006	8,159,689
176,811	NAPCO Security Technologies Inc.†	924,897	1,069,707
156,100	Park-Ohio Holdings Corp.	2,997,054	4,505,046
20,080	Raven Industries Inc.	418,089	340,356
66,666	Rubicon Ltd.†	37,762	11,933
18,699	RWC Inc.	306,532	275,810
475,854	Sevcon Inc.†(a)	2,693,637	4,701,438
28,000	Standex International Corp.	928,588	2,109,800
561,100	Steel Partners Holdings LP†	9,023,870	9,274,983
345,037	Tredegar Corp.	6,123,381	4,513,084
261,488	Twin Disc Inc.	4,881,050	3,245,066
171,176	Vishay Precision Group Inc.†	2,750,438	1,983,930

		78,694,524	87,912,183

	Educational Services — 0.1%
500,587	Corinthian Colleges Inc.†	198,119	476
174,564	Universal Technical Institute Inc.	2,844,094	612,720

		3,042,213	613,196

	Electronics — 3.8%
33,000	Alliance Semiconductor Corp.†	66,300	24,915
14,000	Badger Meter Inc.	477,554	812,840
170,323	Bel Fuse Inc., Cl. A(a)	3,173,333	2,808,626
344,177	CTS Corp.	2,845,059	6,370,716
58,000	Daktronics Inc.	590,061	502,860
151,867	Dialight plc	1,836,479	1,459,972
49,789	Electro Scientific Industries Inc.	507,868	231,021
63,771	EMRISE Corp.	58,542	70,786
33,000	IMAX Corp.†	140,096	1,115,070
20,000	Iteris Inc.†	32,200	49,200
269,000	Kimball Electronics Inc.†	1,644,232	3,209,170
185,000	Kopin Corp.†	691,949	580,900
43,500	Mesa Laboratories Inc.	1,122,942	4,845,900
34,800	Methode Electronics Inc.	195,373	1,110,120
381,537	MOCON Inc.(a)	5,501,572	5,150,749
52,100	MoSys Inc.†	150,654	77,629
64,800	Newport Corp.†	419,585	891,000
79,381	Park Electrochemical Corp.	1,395,731	1,396,312
70,000	Pericom Semiconductor Corp.	699,279	1,277,500
82,074	Rofin-Sinar Technologies Inc.†	1,923,230	2,128,179
78,000	Schmitt Industries Inc.†	210,348	237,900
314,363	Stoneridge Inc.†	1,905,396	3,879,239
157,000	Ultra Clean Holdings†	478,219	901,180
107,198	Ultralife Corp.†	429,375	631,396
99,500	Ultratech Inc.†	1,819,137	1,593,990

		28,314,514	41,357,170

	Energy and Utilities: Alternative Energy — 0.0%
39,200	JA Solar Holdings Co. Ltd., ADR†	339,814	305,760

	Energy and Utilities: Integrated — 0.4%
138,340	Broadwind Energy Inc.†	798,619	286,364
149,500	Headwaters Inc.†	619,319	2,810,600
44,000	MGE Energy Inc.	1,025,270	1,812,360

		2,443,208	4,909,324

	Energy and Utilities: Natural Gas — 0.7%
71,554	Abraxas Petroleum Corp.†	291,491	91,589
260,000	Alvopetro Energy Ltd.†	241,629	40,914
43,750	Chesapeake Utilities Corp.	807,212	2,322,250

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas (Continued)
90,570	Corning Natural Gas Holding Co.	$1,015,904	$1,452,743
105,000	Delta Natural Gas Co. Inc.	1,603,470	2,148,300
25,000	Gas Natural Inc.	251,420	223,500
95,800	Gastar Exploration Inc.†	406,048	110,170
230,181	Gulf Coast Ultra Deep Royalty Trust†	287,863	66,292
15,000	Piedmont Natural Gas Co. Inc.	530,578	601,050
43,600	RGC Resources Inc.	566,134	899,032
15,000	U.S. Energy Corp.†	54,002	7,950
10,928	Whitecap Resources Inc.	92,690	86,310

		6,148,441	8,050,100

	Energy and Utilities: Oil — 0.2%
194,844	Callon Petroleum Co.†	1,328,335	1,420,413
21,900	Mitcham Industries Inc.†	221,713	82,782
57,900	Tesco Corp.	503,333	413,406
151,767	Triangle Petroleum Corp.†	1,079,558	215,509

		3,132,939	2,132,110

	Energy and Utilities: Services — 0.3%
2,600	Archer Ltd.†	88,053	3,375
23,027	Dawson Geophysical Co.†	247,213	87,733
25,300	Flotek Industries Inc.†	279,150	422,510
16,671	Gulf Island Fabrication Inc.	441,878	175,546
203,887	Layne Christensen Co.†	2,158,757	1,325,265
92,500	RPC Inc.	218,733	818,625
7,100	Subsea 7 SA, ADR†	25,056	52,327

		3,458,840	2,885,381

	Energy and Utilities: Water — 0.7%
24,226	Artesian Resources Corp., Cl. A	482,625	584,816
44,174	Cadiz Inc.†	515,735	320,703
24,800	California Water Service Group	478,223	548,576
4,000	Connecticut Water Service Inc.	135,142	146,080
65,000	Consolidated Water Co. Ltd.	703,929	754,000
78,000	Energy Recovery Inc.†	347,390	166,920
30,433	Middlesex Water Co.	587,770	725,523
20,000	Mueller Water Products Inc., Cl. A	169,066	153,200
111,304	SJW Corp.	2,672,607	3,422,598
44,537	The York Water Co.	726,093	936,168

		6,818,580	7,758,584

	Entertainment — 2.8%
353,100	Canterbury Park Holding Corp.(a)	3,629,530	3,520,407
619,556	Dover Motorsports Inc.	1,521,154	1,428,077
717,763	Entravision Communications Corp., Cl. A	1,819,062	4,765,946
1,188,889	Media General Inc.†	7,115,130	16,632,557
12,000	RealD Inc.†	134,824	115,320
45,000	Rentrak Corp.†	2,188,718	2,433,150
60,000	RLJ Entertainment Inc.†	260,639	30,000
77,317	World Wrestling Entertainment Inc., Cl. A	924,772	1,306,657

		17,593,829	30,232,114

	Environmental Control — 0.4%
7,500	BioteQ Environmental Technologies Inc.†	12,419	155
607,228	Casella Waste Systems Inc., Cl. A†	2,871,387	3,521,922
15,718	Ceco Environmental Corp.	225,420	128,730

Shares		Cost	Market Value

107,700	Hudson Technologies Inc.†	$387,751	$319,869

		3,496,977	3,970,676

	Equipment and Supplies — 5.8%
18,100	Amtech Systems Inc.†	219,535	77,830
20,000	AZZ Inc.	716,820	973,800
150,000	Blount International Inc.†	2,004,819	835,500
293,975	Capstone Turbine Corp.†	349,811	99,951
158,400	CIRCOR International Inc.	5,646,942	6,355,008
270,500	Core Molding Technologies Inc.†	1,735,818	4,990,725
725,000	Federal Signal Corp.	5,212,073	9,939,750
470,000	Interpump Group SpA	3,398,339	6,254,903
659,509	Kimball International Inc., Cl. B	6,899,089	6,238,955
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	254,408
20,103	Powell Industries Inc.	750,311	605,100
273,600	SL Industries Inc.†(a)	3,021,866	9,302,400
322,122	The Eastern Co.(a)	5,891,474	5,218,376
123,000	The Gorman-Rupp Co.	2,770,252	2,948,310
41,800	The Greenbrier Companies Inc.	866,098	1,342,198
318,600	The L.S. Starrett Co., Cl. A(a)	3,735,726	3,848,688
115,933	Titan Machinery Inc.†	1,917,267	1,330,911
136,600	TransAct Technologies Inc.	614,006	1,244,426
222,500	Vicor Corp.†	1,538,613	2,269,500

		47,396,976	64,130,739

	Financial Services — 5.6%
49,400	Anchor Bancorp.†	508,737	1,088,282
20,000	Atlantic American Corp.	75,277	80,800
60,500	BBCN Bancorp Inc.	615,050	908,710
14,500	Berkshire Bancorp Inc.	200,134	114,187
9,246	Berkshire Hills Bancorp Inc.	154,043	254,635
30,026	BKF Capital Group Inc.†	22,704	16,544
75	Burke & Herbert Bank and Trust Co.	95,726	164,250
4	Capital Financial Holdings Inc.	35,200	9,400
6,791	Capitol Federal Financial Inc.	75,244	82,307
18,200	Citizens & Northern Corp.	357,816	355,264
102,339	CoBiz Financial Inc.	1,159,544	1,331,430
28,800	Crazy Woman Creek Bancorp Inc.†	497,983	324,000
35,800	Dime Community Bancshares Inc.	576,823	605,020
980	Farmers & Merchants Bank of Long Beach	5,290,007	5,922,140
40,000	Farmers National Banc Corp.	333,870	328,800
11,418	Fidelity Southern Corp.	71,198	241,377
32,000	First Internet Bancorp	661,348	1,022,400
580,600	Flushing Financial Corp.	9,403,339	11,623,612
10	Guaranty Corp., Cl. A†	137,500	525,000
183,860	Hallmark Financial Services Inc.†	1,609,508	2,112,551
16,000	Hancock Holding Co.	200,587	432,800
13,800	Heritage Commerce Corp.	114,043	156,492
78,000	Hilltop Holdings Inc.†	1,588,249	1,545,180
30,000	HomeStreet Inc.†	300,000	693,000
90,843	KKR & Co. LP	185,268	1,524,346
22,500	LendingTree Inc.†	498,800	2,093,175
100,000	Medallion Financial Corp.	832,118	758,000
200,000	Monitise plc†	58,454	8,139
14,002	National Interstate Corp.	372,099	373,573
8,255	New York Community Bancorp Inc.	104,605	149,085
4,197	Northrim BanCorp Inc.	91,497	121,419
21,300	OceanFirst Financial Corp.	395,540	366,786
40,000	Oritani Financial Corp.	412,856	624,800

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
160,000	Pzena Investment Management Inc., Cl. A	$1,418,082	$1,424,000
36,971	Renasant Corp.	414,186	1,214,497
3,540	Security National Corp.	310,948	336,318
8,842	SI Financial Group Inc.	101,241	105,220
84,005	Silvercrest Asset Management Group Inc., Cl. A	1,164,172	908,094
20,594	Southwest Bancorp Inc.	370,915	337,948
700,000	Sprott Inc.	1,966,272	1,243,162
20,700	State Bank Financial Corp.	357,067	428,076
468,770	Steel Excel Inc.†	13,385,356	9,351,962
122,503	Sterling Bancorp	1,238,753	1,821,620
12	Sunwest Bank†	343,901	493,500
70,000	TheStreet Inc.	163,931	116,900
10,000	TriState Capital Holdings Inc.†	98,183	124,700
55,000	TrustCo Bank Corp NY	253,000	321,200
127,100	United Financial Bancorp Inc.	1,749,440	1,658,655
33,089	Value Line Inc.	326,193	512,549
45,900	Washington Trust Bancorp Inc.	1,029,683	1,764,855
82,200	Waterstone Financial Inc.	876,303	1,108,056
87,100	Westfield Financial Inc.	746,912	666,315
28,500	Wilshire Bancorp Inc.	246,078	299,535
395,000	Wright Investors’ Service Holdings Inc.†	605,954	521,400
30,000	Xenith Bankshares Inc.†	127,500	191,700
30,000	Yadkin Financial Corp.	624,322	644,700

		54,953,559	61,552,466

	Food and Beverage — 4.4%
29,200	Andrew Peller Ltd., Cl. A	366,944	397,794
563,973	Boulder Brands Inc.†	5,187,634	4,618,939
141,214	Calavo Growers Inc.	3,730,462	6,303,793
110,000	Cott Corp.	748,495	1,191,300
500,000	Crimson Wine Group Ltd.†	4,546,647	4,525,000
104,000	Diamond Foods Inc.†	2,217,191	3,209,440
189,013	Farmer Brothers Co.†	3,604,243	5,150,604
1,100	Hanover Foods Corp., Cl. A	110,881	106,563
216,394	Inventure Foods Inc.†	1,347,877	1,921,579
36,900	Iwatsuka Confectionery Co. Ltd.	2,125,366	1,673,288
1,500	J & J Snack Foods Corp.	21,623	170,490
17,531	John B Sanfilippo & Son Inc.	829,448	898,639
172,808	Lifeway Foods Inc.†	1,758,103	1,811,028
113,000	Massimo Zanetti Beverage Group SpA†	1,433,360	905,965
25,000	MGP Ingredients Inc.	129,112	400,250
7,800	Rock Field Co. Ltd.	125,557	179,062
5,900	Scheid Vineyards Inc., Cl. A†	89,940	189,390
163,000	Snyder’s-Lance Inc.	3,512,561	5,497,990
300,000	SunOpta Inc.†	2,336,015	1,458,000
9,700	The Boston Beer Co. Inc., Cl. A†	316,719	2,042,917
80,000	The Hain Celestial Group Inc.†	827,229	4,128,000
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	429,210
280,000	Vitasoy International Holdings Ltd.	133,057	414,036
23,000	Willamette Valley Vineyards Inc.†	88,087	154,790

		35,980,338	47,778,067

	Health Care — 9.1%
32,960	Accuray Inc.†	244,893	164,635
2,362	AcelRx Pharmaceuticals Inc.†	21,558	7,204
5,000	Achillion Pharmaceuticals Inc.†	19,520	34,550

Shares		Cost	Market Value

12,700	Alere Inc.†	$345,253	$611,505
24,000	AngioDynamics Inc.†	294,826	316,560
80,000	ArthroCare Corp. Stub†	0	28,000
341,461	Biolase Inc.†	449,404	307,315
654,701	BioScrip Inc.†	4,009,462	1,224,291
107,000	BioTelemetry Inc.†	539,912	1,309,680
8,500	Boiron SA	143,359	819,673
521,505	Cantel Medical Corp.	5,493,440	29,569,333
24,000	Cardica Inc.†	50,865	6,912
111,100	Cardiovascular Systems Inc.†	1,885,169	1,759,824
62,500	Cepheid Inc.†	595,116	2,825,000
123,525	Cogentix Medical Inc.†	420,153	153,171
350,000	Cutera Inc.†	3,096,200	4,578,000
3,500	DexCom Inc.†	37,449	300,510
77,500	Electromed Inc.†	173,672	139,500
232,473	Exactech Inc.†	4,257,604	4,052,004
200,000	Exelixis Inc.†	381,000	1,122,000
44,200	Genesis Healthcare Inc.†	374,381	270,946
217,024	Harvard Bioscience Inc.†	1,104,379	820,351
39,000	Heska Corp.†	363,968	1,188,720
4,022	ICU Medical Inc.†	208,829	440,409
633,835	InfuSystems Holdings Inc.†	1,649,886	1,730,370
181,617	IntriCon Corp.†	739,622	1,472,914
221,970	Invacare Corp.	4,093,040	3,211,906
503,209	Liberator Medical Holdings Inc.	1,752,416	1,182,541
138,000	Meridian Bioscience Inc.	2,839,503	2,359,800
124,750	Neogen Corp.†	515,332	5,612,503
181,407	NeoGenomics Inc.†	585,978	1,039,462
193,034	Nutraceutical International Corp.†	4,694,701	4,557,533
54,000	Omega Protein Corp.†	894,642	916,380
44,612	Omnicell Inc.†	732,122	1,387,433
238,650	OPKO Health Inc.†	1,569,852	2,007,047
42,200	Orthofix International NV†	866,049	1,424,250
110,991	Pain Therapeutics Inc.†	364,869	203,114
10,000	PhotoMedex Inc.†	113,277	5,200
2,500	PreMD Inc.†	4,580	0
147,061	Quidel Corp.†	1,709,110	2,776,512
68,000	RTI Surgical Inc.†	352,328	386,240
213,900	Special Diversified Opportunities Inc.†	207,526	213,900
271,292	SurModics Inc.†	5,836,772	5,925,017
101,249	Syneron Medical Ltd.†	885,583	723,930
2,000	Targanta Therapeutics Corp., Escrow†	0	640
5,000	Titan Medical Inc.†	6,781	5,200
137,000	Trinity Biotech plc, ADR	1,389,648	1,567,280
74,700	United-Guardian Inc.	656,817	1,346,094
5,174	Utah Medical Products Inc.	143,347	278,723
20,000	Vascular Solutions Inc.†	219,112	648,200
330,000	Zealand Pharma A/S†	4,082,133	7,240,148

		61,415,438	100,272,430

	Hotels and Gaming — 2.5%
71,800	Boyd Gaming Corp.†	416,103	1,170,340
70,040	Churchill Downs Inc.	2,688,600	9,372,052
139,000	Dover Downs Gaming & Entertainment Inc.†	578,779	138,388
123,500	Eldorado Resorts Inc.†	578,454	1,113,970
14,000	Empire Resorts Inc.†	95,713	58,940
235,700	Full House Resorts Inc.†	339,512	344,122
448,388	Golden Entertainment Inc.†	3,822,932	4,057,911
602,891	Morgans Hotel Group Co.†	4,462,865	2,001,598
36,000	Pinnacle Entertainment Inc.†	392,599	1,218,240
9,000	Ryman Hospitality Properties Inc.	265,532	443,070
379,820	The Marcus Corp.	4,819,613	7,345,719

		18,460,702	27,264,350

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery — 2.3%
306,960	Astec Industries Inc.	$10,799,626	$10,286,230
12,000	Bolzoni SpA	33,891	46,529
6,300	DMG MORI SEIKI AG	40,709	241,355
12,200	DXP Enterprises Inc.†	222,516	332,816
358,974	Gencor Industries Inc.†	3,483,110	3,245,125
70,000	Global Power Equipment Group Inc.	1,449,704	256,900
6,000	Hardinge Inc.	54,215	55,080
152,009	Key Technology Inc.†	2,549,723	1,833,229
15,664	Lindsay Corp.	1,058,407	1,061,863
49,300	Tennant Co.	1,064,922	2,769,674
44,400	The Middleby Corp.†	464,969	4,670,436
20,000	Xerium Technologies Inc.†	273,206	259,600

		21,494,998	25,058,837

	Manufactured Housing and Recreational Vehicles — 0.6%
57,000	Cavco Industries Inc.†	3,064,814	3,881,130
139,459	Nobility Homes Inc.†	1,266,820	1,646,314
47,796	Skyline Corp.†	222,012	137,652
61,000	Winnebago Industries Inc.	626,036	1,168,150

		5,179,682	6,833,246

	Metals and Mining — 1.2%
80,000	5N Plus Inc.†	287,865	71,937
10,000	Alkane Resources Ltd.†	3,333	1,649
178,800	Materion Corp.	3,839,076	5,367,576
25,000	Molycorp Inc.†	20,475	1,815
760,000	Osisko Gold Royalties Ltd.	11,053,936	8,029,974
25,000	Peabody Energy Corp.	41,890	34,500
900,000	Tanami Gold NL†	210,755	38,534

		15,457,330	13,545,985

	Paper and Forest Products — 0.3%
24,198	Keweenaw Land Association Ltd.†	2,054,501	1,984,236
170,000	Wausau Paper Corp.	1,697,168	1,088,000

		3,751,669	3,072,236

	Publishing — 1.7%
10,000	Cambium Learning Group Inc.†	36,700	47,700
420,000	Il Sole 24 Ore SpA†	705,739	321,478
322,367	Journal Media Group Inc.	749,319	2,417,753
900,124	The E.W. Scripps Co., Cl. A	5,533,415	15,905,191

		7,025,173	18,692,122

	Real Estate — 1.8%
200,000	Ambase Corp.†	311,545	470,000
8,000	Bresler & Reiner Inc.†	4,912	6,200
83,500	Capital Properties Inc., Cl. A†	849,951	1,031,225
105,000	Cohen & Steers Inc.	2,245,241	2,882,250
46,135	DGT Holdings Corp.†	664,322	824,663
9,500	FRP Holdings Inc.†	300,099	286,330
228,000	Griffin Industrial Realty Inc.	6,508,610	5,638,440
9,742	Gyrodyne Special Distribution, LLC†	201,659	129,527
7,300	Holobeam Inc.†	132,985	273,750
359,623	Reading International Inc., Cl. A†	2,269,643	4,556,423
68,481	Reading International Inc., Cl. B†	551,247	890,253
2,508	Royalty LLC	0	1,020
126,500	Tejon Ranch Co.†	3,495,316	2,758,965

		17,535,530	19,749,046

	Restaurants — 1.6%
11,306	Biglari Holdings Inc.†	3,323,262	4,135,056
76,000	Denny’s Corp.†	241,347	838,280

Shares		Cost	Market Value

99,203	Famous Dave’s of America Inc.†	$1,249,083	$1,280,711
30,200	Jamba Inc.†	469,998	430,350
210,734	Nathan’s Famous Inc.	4,893,910	8,012,107
55,000	The Cheesecake Factory Inc.	1,614,698	2,967,800

		11,792,298	17,664,304

	Retail — 2.6%
49,000	Aaron’s Inc.	949,904	1,769,390
270,000	Big 5 Sporting Goods Corp.	3,790,745	2,802,600
30,000	Destination XL Group Inc.†	169,350	174,300
60,496	Ethan Allen Interiors Inc.	1,459,896	1,597,699
163,200	EVINE Live Inc.†	675,423	427,584
173,700	Ingles Markets Inc., Cl. A	2,898,471	8,308,071
293,800	Krispy Kreme Doughnuts Inc.†	1,839,163	4,298,294
59,000	La-Z-Boy Inc.	1,313,713	1,567,040
15,000	Movado Group Inc.	198,103	387,450
35,000	Pier 1 Imports Inc.	421,157	241,500
272,100	Roundy’s Inc.†	1,026,831	631,272
29,605	Rush Enterprises Inc., Cl. A†	545,615	716,441
104,005	Rush Enterprises Inc., Cl. B†	1,800,199	2,424,357
6,000	SpartanNash Co.	121,934	155,100
512,000	The Bon-Ton Stores Inc.	5,181,253	1,607,680
40,581	Village Super Market Inc., Cl. A	1,097,258	958,117
600	Winmark Corp.	40,024	61,752

		23,529,039	28,128,647

	Semiconductors — 0.6%
236,160	Cascade Microtech Inc.†	1,323,037	3,339,302
185,100	Entegris Inc.†	1,250,835	2,441,469
93,700	IXYS Corp.	991,052	1,045,692

		3,564,924	6,826,463

	Specialty Chemicals — 2.2%
85,000	Chemtura Corp.†	1,480,785	2,432,700
1,203,000	Ferro Corp.†	6,186,989	13,172,850
267,226	General Chemical Group Inc.†(a)	59,859	3,474
152,006	Hawkins Inc.	5,283,332	5,852,231
2,000	KMG Chemicals Inc.	51,827	38,580
4,000	Minerals Technologies Inc.	116,940	192,640
50,000	Navigator Holdings Ltd.†	1,009,207	667,500
260,000	OMNOVA Solutions Inc.†	633,248	1,440,400

		14,822,187	23,800,375

	Telecommunications — 2.9%
72,200	Atlantic Tele-Network Inc.	2,956,283	5,337,746
1,300,048	Cincinnati Bell Inc.†	4,409,961	4,056,150
46,801	Consolidated Communications Holdings Inc.	590,136	901,855
20,000	Frequency Electronics Inc.†	225,394	207,600
714,117	HC2 Holdings Inc.†	2,611,013	5,005,960
652	Horizon Telecom Inc., Cl. B†	22,035	2,895
95,000	Ixia†	1,088,123	1,376,550
57,500	New ULM Telecom Inc.	528,202	448,500
4,100	North State Telecommunications Corp., Cl. A	349,343	221,400
511,335	ORBCOMM Inc.†	2,946,488	2,853,249
74,535	PC-Tel Inc.	573,497	447,955
5,788	Preformed Line Products Co.	246,195	215,024
248,000	Shenandoah Telecommunications Co.	2,728,759	10,616,880

		19,275,429	31,691,764

	Transportation — 0.2%
119,700	Dakota Plains Holdings Inc.†	236,464	95,760
10,000	Patriot Transportation Holding Inc.†	231,553	240,500

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Transportation (Continued)
8,200	PHI Inc.†	$130,182	$164,492
129,308	Providence and Worcester Railroad Co.	1,877,238	2,048,239
1	Trailer Bridge Inc.†	7,995	465

		2,483,432	2,549,456

	TOTAL COMMON STOCKS	697,209,839	932,515,880

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
20,000	Jungheinrich AG	229,855	1,445,029

	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Diversified Industrial — 0.3%
88,937	Sevcon Inc., 4.000%, Ser. A	1,912,146	2,510,718

	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003†	7,625	13,988

	Health Care — 0.0%
3,034	BioScrip Inc., Ser. A†	287,862	171,927

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,207,633	2,696,633

	RIGHTS — 0.0%
	Business Services — 0.0%
11,132	Trans-Lux Corp., expire 10/21/15†	0	0

	Health Care — 0.0%
300,000	Adolor Corp., CPR, expire 07/01/19†	0	156,000
400,000	Sanofi, CVR, expire 12/31/20†	137,800	76,120
200,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	103,591	106,000

		241,391	338,120

	TOTAL RIGHTS	241,391	338,120

	WARRANTS — 0.0%
	Health Care — 0.0%
8,737	BioScrip Inc., Cl. A, expire 07/27/25†	7,979	5,050
8,737	BioScrip Inc., Cl. B, expire 07/27/25†	7,554	4,985

		15,533	10,035

Shares		Cost	Market Value

	Real Estate — 0.0%
15,170	Tejon Ranch Co., expire 08/31/16†	$89,313	$2,427

	Transportation — 0.0%
2	Trailer Bridge Inc., Ser. A, expire 04/02/17†	0	0
2	Trailer Bridge Inc., Ser. B, expire 04/02/17†	0	0

		0	0

	TOTAL WARRANTS	104,846	12,462

Principal Amount

	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$40,860	Capital Properties Inc., 5.000%, 12/31/22	40,860	40,656
110,731	Gyrodyne Co. of America Inc., Sub. Deb., 5.000%, 06/30/17	110,731	77,023

	TOTAL CORPORATE BONDS	151,591	117,679

	U.S. GOVERNMENT OBLIGATIONS — 15.3%
167,279,000	U.S. Treasury Bills, 0.000% to 0.270%††, 10/01/15 to 03/31/16	167,240,692	167,271,128

	TOTAL INVESTMENTS — 100.8%	$867,385,847	1,104,396,931

	Other Assets and Liabilities (Net) — (0.8)%		(9,190,292)

	NET ASSETS — 100.0%		$1,095,206,639

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS — 95.1%
	Aerospace — 2.2%
11,400	Hexcel Corp.	$257,557	$511,404

	Building and Construction — 4.0%
18,800	Builders FirstSource Inc.†	121,200	238,384
950	Dycom Industries Inc.†	19,140	68,742
9,300	EMCOR Group Inc.	386,197	411,525
9,300	MYR Group Inc.†	140,432	243,660

		666,969	962,311

	Business Services — 7.2%
15,450	ABM Industries Inc.	323,058	421,939
13,750	FTI Consulting Inc.†	448,856	570,763
6,750	KAR Auction Services Inc.	103,302	239,625
7,400	McGrath RentCorp.	206,628	197,506
10,400	The Brink’s Co.	268,947	280,904

		1,350,791	1,710,737

	Computer Hardware — 0.8%
17,500	QLogic Corp.†	237,498	179,375

	Computer Software and Services — 6.8%
7,500	Bottomline Technologies Inc.†	132,711	187,575
16,200	Constant Contact Inc.†	293,904	392,688
5,000	Heartland Payment Systems Inc.	102,250	315,050
7,300	NetScout Systems Inc.†	102,615	258,201
13,100	Progress Software Corp.†	255,033	338,373
3,900	PTC Inc.†	76,909	123,786

		963,422	1,615,673

	Consumer Products — 0.6%
5,300	Hanesbrands Inc.	34,861	153,382

	Diversified Industrial — 4.6%
5,500	Badger Meter Inc.	173,869	319,330
4,250	Barnes Group Inc.	102,409	153,213
12,360	Columbus McKinnon Corp.	168,445	224,458
11,800	Furmanite Corp.†	60,591	71,744
2,538	Griffon Corp.	22,921	40,024
6,000	Sealed Air Corp.	99,239	281,280

		627,474	1,090,049

	Electronics — 3.8%
1,300	FARO Technologies Inc.†	54,369	45,500
28,700	Newport Corp.†	348,241	394,625
6,700	Stratasys Ltd.†	214,770	177,483
10,350	Vishay Intertechnology Inc.	110,924	100,292
4,700	Woodward Inc.	154,434	191,290

		882,738	909,190

	Energy and Utilities — 7.9%
12,400	Carrizo Oil & Gas Inc.†	433,828	378,696
12,500	Gulfport Energy Corp.†	492,231	371,000
14,000	Matador Resources Co.†	247,006	290,360
8,350	Matrix Service Co.†	101,747	187,625
23,900	Newpark Resources Inc.†	169,364	122,368
40,800	Patterson-UTI Energy Inc.	681,646	536,112

		2,125,822	1,886,161

	Equipment and Supplies — 1.9%
2,800	CIRCOR International Inc.	92,483	112,336
7,600	Crown Holdings Inc.†	283,749	347,700

		376,232	460,036

	Financial Services — 24.6%
6,300	BankUnited Inc.	154,971	225,225
8,350	BBCN Bancorp Inc.	61,657	125,417
9,598	Beneficial Bancorp Inc.†	97,106	127,269
3,200	Berkshire Hills Bancorp Inc.	74,091	88,128
8,350	Brown & Brown Inc.	208,534	258,599
8,600	Cardinal Financial Corp.	99,773	197,886

Shares		Cost	Market Value

13,700	CoBiz Financial Inc.	$158,490	$178,237
6,800	Columbia Banking System Inc.	129,705	212,228
2,700	Financial Institutions Inc.	43,634	66,906
10,100	Flushing Financial Corp.	129,900	202,202
7,900	Glacier Bancorp Inc.	118,011	208,481
12,200	Heritage Commerce Corp.	96,811	138,348
62,350	Investors Bancorp Inc.	634,454	769,399
19,800	LegacyTexas Financial Group Inc.	382,930	603,504
3,250	OceanFirst Financial Corp.	42,156	55,965
17,150	OFG Bancorp	177,434	149,719
5,300	Oritani Financial Corp.	77,620	82,786
6,000	Southwest Bancorp Inc.	97,615	98,460
7,200	State Bank Financial Corp.	128,374	148,896
24,706	Sterling Bancorp	216,014	367,382
10,300	Stifel Financial Corp.†	365,154	433,630
10,000	TrustCo Bank Corp NY	46,359	58,400
5,450	Umpqua Holdings Corp.	63,604	88,835
27,300	United Financial Bancorp Inc.	366,342	356,265
8,900	Washington Federal Inc.	137,276	202,475
6,200	Washington Trust Bancorp Inc.	141,962	238,390
9,100	Waterstone Financial Inc.	97,422	122,668
9,800	Xenith Bankshares Inc.†	39,530	62,622

		4,386,929	5,868,322

	Health Care — 5.8%
6,350	AngioDynamics Inc.†	89,195	83,757
1,600	ICU Medical Inc.†	67,049	175,200
3,850	Omnicell Inc.†	57,175	119,735
12,450	Patterson Companies Inc.	348,998	538,463
3,500	STERIS Corp.	109,275	227,395
4,500	VCA Inc.†	77,548	236,925

		749,240	1,381,475

	Machinery — 1.4%
16,800	Briggs & Stratton Corp.	323,828	324,408

	Retail — 9.2%
25,650	American Eagle Outfitters Inc.	343,764	400,909
13,500	Big 5 Sporting Goods Corp.	155,410	140,130
19,850	Ethan Allen Interiors Inc.	439,684	524,239
8,800	Haverty Furniture Companies Inc.	204,554	206,624
2,700	Penske Automotive Group Inc.	82,982	130,788
12,300	Pier 1 Imports Inc.	156,843	84,870
14,900	Rush Enterprises Inc., Cl. A†	268,393	360,580
5,400	The Fresh Market Inc.†	122,845	121,986
4,700	United Natural Foods Inc.†	236,524	227,997

		2,010,999	2,198,123

	Semiconductors — 10.6%
8,700	Cabot Microelectronics Corp.†	377,340	337,038
12,900	Cascade Microtech Inc.†	59,793	182,406
32,300	Cypress Semiconductor Corp.	306,220	275,196
41,900	Entegris Inc.†	486,224	552,661
34,300	FormFactor Inc.†	183,515	232,554
27,400	Intersil Corp., Cl. A	226,830	320,580
43,900	ON Semiconductor Corp.†	333,265	412,660
13,200	Ultratech Inc.†	269,621	211,464

		2,242,808	2,524,559

	Specialty Chemicals — 1.0%
8,400	Chemtura Corp.†	219,597	240,408

	Telecommunications — 2.7%
121,000	Extreme Networks Inc.†	370,020	406,560
16,800	Ixia†	241,389	243,432

		611,409	649,992

	TOTAL COMMON STOCKS	18,068,174	22,665,605

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2015

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 5.0%
$1,205,000	U.S. Treasury Bills, 0.000% to 0.060%††, 12/03/15 to 02/18/16	$1,204,884	$1,204,978

	TOTAL INVESTMENTS — 100.1%	$19,273,058	23,870,583

	Other Assets and Liabilities (Net) — (0.1)%		(32,534)

	NET ASSETS — 100.0%		$23,838,049

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	FINANCIALS — 19.0%
	Banks — 4.8%
3,151	BankUnited Inc.	$96,221	$112,648
5,226	Regions Financial Corp.	52,569	47,086
129	SVB Financial Group†	15,345	14,905
2,289	Zions Bancorporation	67,149	63,039

		231,284	237,678

	Diversified Financials — 4.0%
342	Affiliated Managers Group Inc.†	64,332	58,479
1,059	Financial Engines Inc.	47,849	31,209
2,227	Invesco Ltd.	79,320	69,549
2,376	WisdomTree Investments Inc.	31,809	38,325

		223,310	197,562

	Insurance — 3.6%
608	ACE Ltd.	59,075	62,867
1,502	HCC Insurance Holdings Inc.	71,075	116,360

		130,150	179,227

	Real Estate — 6.6%
1,026	American Tower Corp.	86,082	90,268
3,452	CBRE Group Inc., Cl. A†	93,960	110,464
2,060	Corrections Corp. of America	70,343	60,852
1,698	Gaming and Leisure Properties Inc.	65,197	50,431
118	SL Green Realty Corp.	13,383	12,763

		328,965	324,778

	TOTAL FINANCIALS	913,709	939,245

	CONSUMER DISCRETIONARY — 17.0%
	Consumer Durables — 1.2%
1,740	Toll Brothers Inc.†	59,420	59,578

	Consumer Services — 2.7%
1,316	Hyatt Hotels Corp., Cl. A†	70,309	61,984
1,180	Norwegian Cruise Line Holdings Ltd.†	39,258	67,614

		109,567	129,598

	Media — 6.7%
3,267	Discovery Communications Inc., Cl. C†	112,007	79,355
413	Liberty Broadband Corp., Cl. C†	18,906	21,133
1,908	Liberty Global plc, Cl. C†	72,190	78,266
108	Liberty Global Plc LiLAC, Cl. C†	4,226	3,689
1,292	Liberty Media Corp., Cl. C†	45,143	44,522
2,256	Manchester United plc, Cl. A	35,500	38,736
203	Netflix Inc.†	13,589	20,962
693	Omnicom Group Inc.	48,772	45,669

		350,333	332,332

	Retailing — 6.4%
1,198	Burlington Stores Inc.†	62,031	61,146
1,632	Ethan Allen Interiors Inc.	41,087	43,101
381	O’Reilly Automotive Inc.†	55,572	95,250
1,590	United Natural Foods Inc.†	97,447	77,131
1,379	Urban Outfitters Inc.†	51,897	40,515

		308,034	317,143

	TOTAL CONSUMER DISCRETIONARY	827,354	838,651

	INFORMATION TECHNOLOGY — 16.6%
	Software and Services — 13.7%
2,826	Activision Blizzard Inc.	55,833	87,295
3,297	Cornerstone OnDemand Inc.†	108,921	108,801
7,776	Covisint Corp.†	49,515	16,718
324	Equinix Inc.	63,302	88,582
4,850	Fortinet Inc.†	107,542	206,028
671	MercadoLibre Inc.	73,549	61,101

Shares		Cost	Market Value

1,128	Mobileye NV†	$50,080	$51,301
1,069	Splunk Inc.†	59,382	59,169

		568,124	678,995

	Technology Hardware and Equipment — 2.9%
1,797	Stratasys Ltd.†	68,394	47,603
1,172	Synaptics Inc.†	73,199	96,643

		141,593	144,246

	TOTAL INFORMATION TECHNOLOGY	709,717	823,241

	INDUSTRIALS — 16.5%
	Capital Goods — 7.9%
361	Cummins Inc.	49,097	39,197
422	EnerSys	24,405	22,611
1,863	Fortune Brands Home & Security Inc.	77,787	88,437
1,819	Hexcel Corp.	74,002	81,600
1,100	MSC Industrial Direct Co. Inc., Cl. A	91,351	67,133
3,739	Quanta Services Inc.†	116,544	90,521

		433,186	389,499

	Commercial and Professional Services — 7.2%
1,051	Bright Horizons Family Solutions Inc.†	40,705	67,516
608	IHS Inc., Cl. A†	71,177	70,528
2,247	Nielsen Holdings plc	93,410	99,924
3,783	Steelcase Inc., Cl. A	61,807	69,645
371	Stericycle Inc.†	42,739	51,684

		309,838	359,297

	Transportation — 1.4%
1,438	Expeditors International of Washington Inc.	59,922	67,658

	TOTAL INDUSTRIALS	802,946	816,454

	HEALTH CARE — 13.1%
	Health Care Equipment and Services — 3.6%
1,742	Insulet Corp.†	64,901	45,135
577	Laboratory Corp. of America Holdings†	67,860	62,587
551	Universal Health Services Inc., Cl. B	49,246	68,770

		182,007	176,492

	Pharmaceuticals, Biotechnology, and Life Sciences — 9.5%
506	Alexion Pharmaceuticals Inc.†	82,345	79,133
6,482	Exact Sciences Corp.†	114,595	116,611
396	Illumina Inc.†	60,460	69,625
743	Incyte Corp. Ltd.†	38,826	81,975
161	Mettler-Toledo International Inc.†	39,897	45,843
729	Vertex Pharmaceuticals Inc.†	64,175	75,918

		400,298	469,105

	TOTAL HEALTH CARE	582,305	645,597

	ENERGY — 5.7%
	Energy — 5.7%
1,063	Cameron International Corp.†	66,759	65,183
334	Cimarex Energy Co.	34,631	34,228
960	Gulfport Energy Corp.†	31,192	28,493
587	Pioneer Natural Resources Co.	100,594	71,403
1,282	Range Resources Corp.	86,651	41,178
4,900	Weatherford International plc†	73,162	41,552

	TOTAL ENERGY	392,989	282,037

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES — 3.5%
	Food and Beverage — 3.5%
1,948	Coca-Cola Enterprises Inc.	$83,845	$94,186
337	McCormick & Co. Inc., Non-Voting	23,256	27,695
756	Mead Johnson Nutrition Co.	63,870	53,222

	TOTAL CONSUMER STAPLES	170,971	175,103

	MATERIALS — 3.5%
	Materials — 3.5%
1,283	Cytec Industries Inc.	57,171	94,750
720	Ecolab Inc.	72,907	78,998

	TOTAL MATERIALS	130,078	173,748

	UTILITIES — 2.6%
	Utilities — 2.6%
2,699	ITC Holdings Corp.	94,094	89,985
4,131	The AES Corp.	52,120	40,443

	TOTAL UTILITIES	146,214	130,428

	TOTAL COMMON STOCKS	4,676,283	4,824,504

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 2.0%
$100,000	U.S. Treasury Bill, 0.075%††, 12/17/15	$99,984	$100,004

	TOTAL INVESTMENTS — 99.5%	$4,776,267	4,924,508

	Other Assets and Liabilities (Net) — 0.5%		25,167

	NET ASSETS — 100.0%		$4,949,675

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Income Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 90.3%
	Agriculture — 0.5%
1,000	Archer Daniels Midland Co.	$28,410	$41,450

	Automotive — 1.9%
5,000	General Motors Co.	163,215	150,100

	Communications Equipment — 2.4%
7,000	Cisco Systems Inc.	184,139	183,750

	Computer Hardware — 5.9%
4,200	Apple Inc.	237,468	463,260

	Computer Software and Services — 2.7%
1,000	eBay Inc.†	20,009	24,440
300	Google Inc., Cl. C†	162,100	182,526

		182,109	206,966

	Consumer Staples — 1.6%
3,000	Mondelēz International Inc., Cl. A	63,120	125,610

	Diversified Industrial — 4.7%
7,000	General Electric Co.	122,298	176,540
2,000	Honeywell International Inc.	78,538	189,380

		200,836	365,920

	Energy and Utilities: Integrated — 0.5%
1,334	FirstEnergy Corp.	50,482	41,767

	Energy and Utilities: Oil — 4.4%
500	Apache Corp.	42,855	19,580
1,000	Chevron Corp.	84,889	78,880
1,500	ConocoPhillips	90,483	71,940
2,250	Phillips 66	86,073	172,890

		304,300	343,290

	Energy and Utilities: Services — 2.5%
2,000	Halliburton Co.	98,449	70,700
1,500	Noble Corp. plc	59,714	16,365
13,000	Weatherford International plc†	203,687	110,240

		361,850	197,305

	Financial Services — 23.2%
2,200	American Express Co.	178,447	163,086
5,000	American International Group Inc.	181,970	284,100
4,000	Bank of America Corp.	49,700	62,320
3,500	Citigroup Inc.	160,808	173,635
2,800	CME Group Inc.	164,453	259,672
3,400	JPMorgan Chase & Co.	159,068	207,298
1,764	Legg Mason Inc.	87,864	73,400
1,000	PayPal Holdings Inc.†	31,296	31,040
4,200	The Blackstone Group LP	130,644	133,014
4,000	U.S. Bancorp	131,903	164,040
5,000	Wells Fargo & Co.	157,923	256,750

		1,434,076	1,808,355

	Food and Beverage — 2.6%
2,000	General Mills Inc.	58,976	112,260
1,000	PepsiCo Inc.	54,570	94,300

		113,546	206,560

	Health Care — 16.4%
1,500	AbbVie Inc.	40,989	81,615

Shares		Cost	Market Value

3,015	Baxalta Inc.	$93,914	$95,003
3,015	Baxter International Inc.	110,247	99,043
1,783	Bristol-Myers Squibb Co.	51,086	105,554
1,000	Eli Lilly & Co.	43,784	83,690
1,000	Gilead Sciences Inc.	72,102	98,190
1,500	Johnson & Johnson	85,403	140,025
3,500	Merck & Co. Inc.	162,406	172,865
7,764	Pfizer Inc.	198,734	243,867
3,774	Zoetis Inc.	117,225	155,413

		975,890	1,275,265

	Machinery — 2.1%
5,000	Xylem Inc.	132,724	164,250

	Media — 2.1%
6,200	Twenty-First Century Fox Inc., Cl. A	206,129	167,276

	Metals and Mining — 2.8%
5,000	Barrick Gold Corp.	91,137	31,800
14,000	Freeport-McMoRan Inc.	320,589	135,660
3,000	Newmont Mining Corp.	147,074	48,210

		558,800	215,670

	Paper and Forest Products — 2.3%
4,700	International Paper Co.	134,673	177,613

	Real Estate Investment Trusts — 1.3%
5,000	Starwood Property Trust Inc.	89,451	102,600

	Retail — 6.3%
7,000	Best Buy Co. Inc.	182,263	259,840
2,000	The Home Depot Inc.	79,247	230,980

		261,510	490,820

	Specialty Chemicals — 2.2%
2,200	E. I. du Pont de Nemours and Co.	99,328	106,040
2,000	H.B. Fuller Co.	76,354	67,880

		175,682	173,920

	Telecommunications — 1.9%
3,315	Verizon Communications Inc.	142,414	144,236

	TOTAL COMMON STOCKS	6,000,824	7,045,983

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 7.7%
$600,000	U.S. Treasury Bills, 0.000% to 0.170%††, 10/01/15 to 12/31/15	599,849	600,006

	TOTAL INVESTMENTS — 98.0%	$6,600,673	7,645,989

	Other Assets and Liabilities (Net) — 2.0%		154,150

	NET ASSETS — 100.0%		$7,800,139

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 96.5%
	Aerospace — 7.9%
9,300	General Dynamics Corp.	$1,344,292	$1,282,935
12,700	Raytheon Co.	1,193,058	1,387,602
8,800	The Boeing Co.	982,860	1,152,360
11,400	United Technologies Corp.	1,235,811	1,014,486

		4,756,021	4,837,383

	Banking — 11.3%
117,700	Bank of America Corp.	1,313,910	1,833,766
21,800	CIT Group Inc.	699,036	872,654
34,884	JPMorgan Chase & Co.	1,622,749	2,126,877
41,000	Wells Fargo & Co.	1,608,254	2,105,350

		5,243,949	6,938,647

	Business Services — 1.5%
6,400	FedEx Corp.	855,465	921,472

	Cable and Satellite — 4.4%
16,500	AMC Networks Inc., Cl. A†	1,186,937	1,207,305
26,100	Comcast Corp., Cl. A	481,560	1,484,568

		1,668,497	2,691,873

	Computer Hardware — 2.5%
14,000	Apple Inc.	1,063,400	1,544,200

	Computer Software and Services — 3.0%
11,750	DST Systems Inc.	1,356,572	1,235,395
24,000	eBay Inc.†	506,706	586,560

		1,863,278	1,821,955

	Consumer Products — 2.1%
20,700	Colgate-Palmolive Co.	1,182,031	1,313,622

	Diversified Industrial — 2.1%
13,300	Honeywell International Inc.	959,675	1,259,377

	Electronics — 2.1%
26,300	Texas Instruments Inc.	1,286,312	1,302,376

	Energy and Energy Services — 1.4%
12,100	EOG Resources Inc.	1,029,308	880,880

	Energy: Integrated — 4.3%
13,000	NextEra Energy Inc.	993,948	1,268,150
26,600	WEC Energy Group Inc.	1,213,707	1,389,052

		2,207,655	2,657,202

	Energy: Natural Gas — 0.7%
6,200	EQT Corp.	312,207	401,574

	Energy: Oil — 5.3%
12,600	Chevron Corp.	933,835	993,888
15,000	Exxon Mobil Corp.	1,296,202	1,115,250
12,400	Marathon Petroleum Corp.	673,917	574,492
9,010	Occidental Petroleum Corp.	697,322	596,012

		3,601,276	3,279,642

	Entertainment — 3.3%
17,400	Time Warner Inc.	1,135,918	1,196,250
18,700	Viacom Inc., Cl. B	1,127,452	806,905

		2,263,370	2,003,155

Shares		Cost	Market Value
	Financial Services — 10.4%
12,100	ACE Ltd.	$1,313,164	$1,251,140
25,500	American International Group Inc.	897,767	1,448,910
18,700	Booz Allen Hamilton Holding Corp.	501,070	490,127
36,900	Invesco Ltd.	1,338,177	1,152,387
24,000	PayPal Holdings Inc.†	792,540	744,960
28,400	The Hartford Financial Services Group Inc.	680,387	1,300,152

		5,523,105	6,387,676

	Food and Beverage — 7.7%
19,500	General Mills Inc.	759,713	1,094,535
19,700	McCormick & Co. Inc., Non-Voting	1,333,727	1,618,946
7,100	PepsiCo Inc.	440,530	669,530
12,000	The J.M. Smucker Co.	1,290,019	1,369,080

		3,823,989	4,752,091

	Health Care — 14.0%
30,000	Abbott Laboratories	1,065,083	1,206,600
10,900	Aetna Inc.	974,164	1,192,569
14,100	Becton, Dickinson and Co.	1,611,681	1,870,506
15,675	Cardinal Health Inc.	1,374,810	1,204,153
8,900	Cigna Corp.	818,876	1,201,678
20,400	Johnson & Johnson	1,869,987	1,904,340

		7,714,601	8,579,846

	Retail — 4.5%
6,500	Simon Property Group Inc.	1,321,258	1,194,180
13,400	The Home Depot Inc.	1,076,260	1,547,566

		2,397,518	2,741,746

	Telecommunications — 5.9%
42,200	Amdocs Ltd.	1,626,370	2,400,336
28,500	Verizon Communications Inc.	1,406,679	1,240,035

		3,033,049	3,640,371

	Transportation — 2.1%
14,500	Union Pacific Corp.	648,145	1,281,945

	TOTAL COMMON STOCKS	51,432,851	59,237,033

	SHORT TERM INVESTMENT — 4.1%
	Mutual Fund — 4.1%
2,518,568	Dreyfus Cash Management, 0.040%*	2,518,568	2,518,568

	TOTAL INVESTMENTS — 100.6%	$53,951,419	61,755,601

	Other Assets and Liabilities (Net) — (0.6)%		(368,757)

	NET ASSETS — 100.0%		$61,386,844

†	Non-income producing security.

*	Current yield.

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 62.3%
	Aerospace — 5.1%
6,500	General Dynamics Corp.	$936,439	$896,675
9,500	Raytheon Co.	892,730	1,037,970
6,200	The Boeing Co.	648,367	811,890
8,200	United Technologies Corp.	863,795	729,718

		3,341,331	3,476,253

	Banking — 7.7%
87,400	Bank of America Corp.	539,421	1,361,692
19,900	CIT Group Inc.	642,067	796,597
24,096	JPMorgan Chase & Co.	1,009,687	1,469,133
30,500	Wells Fargo & Co.	1,153,707	1,566,175

		3,344,882	5,193,597

	Business Services — 1.0%
4,500	FedEx Corp.	601,139	647,910

	Cable and Satellite — 2.9%
13,300	AMC Networks Inc., Cl. A†	952,025	973,161
16,900	Comcast Corp., Cl. A	311,997	961,272

		1,264,022	1,934,433

	Computer Hardware — 1.6%
10,150	Apple Inc.	769,813	1,119,545

	Computer Software and Services — 1.9%
8,250	DST Systems Inc.	953,175	867,405
16,200	eBay Inc.†	342,685	395,928

		1,295,860	1,263,333

	Consumer Products — 1.3%
14,200	Colgate-Palmolive Co.	811,453	901,132

	Diversified Industrial — 1.3%
9,525	Honeywell International Inc.	684,600	901,922

	Electronics — 1.4%
18,800	Texas Instruments Inc.	918,761	930,976

	Energy and Energy Services — 1.1%
10,000	EOG Resources Inc.	865,832	728,000

	Energy: Integrated — 3.1%
9,800	NextEra Energy Inc.	749,119	955,990
21,300	WEC Energy Group Inc.	968,156	1,112,286

		1,717,275	2,068,276

	Energy: Natural Gas — 0.5%
5,400	EQT Corp.	284,409	349,758

	Energy: Oil — 3.4%
9,000	Chevron Corp.	603,954	709,920
10,800	Exxon Mobil Corp.	937,122	802,980
8,600	Marathon Petroleum Corp.	467,515	398,438
6,400	Occidental Petroleum Corp.	490,007	423,360

		2,498,598	2,334,698

	Entertainment — 2.1%
12,200	Time Warner Inc.	775,566	838,750
13,400	Viacom Inc., Cl. B	788,125	578,210

		1,563,691	1,416,960

	Financial Services — 6.5%
8,400	ACE Ltd.	912,485	868,560
17,600	American International Group Inc.	598,643	1,000,032
13,300	Booz Allen Hamilton Holding Corp.	356,407	348,593
23,700	Invesco Ltd.	859,042	740,151
16,200	PayPal Holdings Inc.†	535,995	502,848
19,900	The Hartford Financial Services Group Inc.	484,054	911,022

		3,746,626	4,371,206

Shares		Cost	Market Value

	Food and Beverage — 4.8%
12,700	General Mills Inc.	$494,758	$712,851
13,100	McCormick & Co. Inc., Non-Voting	889,245	1,076,558
5,200	PepsiCo Inc.	325,086	490,360
8,600	The J.M. Smucker Co.	923,862	981,174

		2,632,951	3,260,943

	Health Care — 9.0%
22,800	Abbott Laboratories	801,915	917,016
7,600	Aetna Inc.	678,929	831,516
10,100	Becton, Dickinson and Co.	1,206,766	1,339,866
10,850	Cardinal Health Inc.	951,802	833,497
6,100	Cigna Corp.	559,022	823,622
14,600	Johnson & Johnson	1,323,518	1,362,910

		5,521,952	6,108,427

	Retail — 2.7%
4,700	Simon Property Group Inc.	954,073	863,484
8,600	The Home Depot Inc.	691,293	993,214

		1,645,366	1,856,698

	Telecommunications — 3.5%
26,500	Amdocs Ltd.	1,025,333	1,507,320
20,500	Verizon Communications Inc.	1,011,816	891,955

		2,037,149	2,399,275

	Transportation — 1.4%
10,400	Union Pacific Corp.	480,919	919,464

	TOTAL COMMON STOCKS	36,026,629	42,182,806

Principal Amount
	CORPORATE BONDS — 22.2%
	Banking — 4.2%
$750,000	Barclays Bank plc, Ser.1, 5.000%, 09/22/16	755,755	778,226
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	760,312	853,176
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,356	612,298
600,000	Wells Fargo & Co., MTN, 3.500%, 03/08/22	614,010	620,774

		2,730,433	2,864,474

	Computer Hardware — 1.7%
500,000	EMC Corp., 3.375%, 06/01/23	508,689	496,007
650,000	International Business Machines Corp., 2.900%, 11/01/21	657,980	669,207

		1,166,669	1,165,214

	Consumer Products — 1.9%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	495,145	482,604
800,000	Costco Wholesale Corp., 1.700%, 12/15/19	792,060	800,569

		1,287,205	1,283,173

	Diversified Industrial — 1.2%
800,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	801,440	808,212

	Electronics — 2.3%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,026,641	1,051,245

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2015

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Electronics (Continued)
$500,000	Texas Instruments Inc., 1.650%, 08/03/19	$498,944	$498,213

		1,525,585	1,549,458

	Energy: Oil — 3.2%
1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	996,350	1,039,460
500,000	Marathon Oil Corp., 5.900%, 03/15/18	500,870	540,373
500,000	XTO Energy Inc., 6.500%, 12/15/18	530,624	577,292

		2,027,844	2,157,125

	Financial Services — 2.7%
600,000	Capital One Financial Corp., 3.750%, 04/24/24	610,355	596,941
600,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	600,685	603,553
600,000	The PNC Financial Services Group Inc., STEP, 2.854%, 11/09/22	590,031	598,517

		1,801,071	1,799,011

	Health Care — 3.4%
500,000	Abbott Laboratories, 2.550%, 03/15/22	492,690	494,369
600,000	Aetna Inc., 3.500%, 11/15/24	601,057	598,018
600,000	Amgen Inc., 3.450%, 10/01/20	620,860	623,129
600,000	CVS Health Corp., 3.375%, 08/12/24	598,725	604,004

		2,313,332	2,319,520

	Transportation — 1.6%
1,000,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	996,334	1,066,987

	TOTAL CORPORATE BONDS	14,649,913	15,013,174

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.7%
	Federal Home Loan Mortgage Corp. — 5.0%
1,500,000	3.750%, 03/27/19	1,497,703	1,633,322

Principal Amount		Cost	Market Value

$600,000	1.750%, 05/30/19	$595,205	$612,514
1,100,000	2.375%, 01/13/22	1,109,946	1,133,561

		3,202,854	3,379,397

	Federal National Mortgage Association — 1.7%
1,100,000	2.625%, 09/06/24	1,146,448	1,127,803

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	4,349,302	4,507,200

	U.S. GOVERNMENT OBLIGATIONS — 5.9%
	U.S. Treasury Inflation Indexed Notes — 1.6%
1,000,413	2.125%, 01/15/19	1,013,172	1,066,202

	U.S. Treasury Notes — 4.3%
1,000,000	3.625%, 08/15/19	1,011,061	1,092,383
750,000	3.375%, 11/15/19	799,075	814,736
1,000,000	2.250%, 11/15/24	1,036,993	1,018,932

		2,847,129	2,926,051

	TOTAL U.S. GOVERNMENT OBLIGATIONS	3,860,301	3,992,253

Shares
	SHORT TERM INVESTMENT — 3.1%
	Mutual Fund — 3.1%
2,113,843	Dreyfus Cash Management, 0.040%*	2,113,843	2,113,843

	TOTAL INVESTMENTS — 100.2%	$60,999,988	67,809,276

	Other Assets and Liabilities (Net) — (0.2)%		(127,018)

	NET ASSETS — 100.0%		$67,682,258

†	Non-income producing security.

*	Current yield.

GMTN	Global Medium Term Note
MTN	Medium Term Note
STEP	Step coupon security. The rate disclosed is that in effect at September 30, 2015

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2015

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 64.5%
	Aerospace — 3.3%
$200,000	The Boeing Co., 6.000%, 03/15/19	$202,275	$227,094
400,000	United Technologies Corp., 3.100%, 06/01/22	418,083	406,683

		620,358	633,777

	Banking — 9.5%
400,000	Bank of America Corp., MTN, 3.300%, 01/11/23	401,292	397,578
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,436	227,514
400,000	The Bank of New York Mellon Corp., Ser. G, 2.200%, 05/15/19	401,103	403,582
400,000	US Bancorp., MTN, 2.200%, 04/25/19	401,355	406,635
400,000	Wells Fargo & Co., 2.125%, 04/22/19	399,876	403,064

		1,803,062	1,838,373

	Computer Hardware — 5.5%
300,000	Apple Inc., 0.550%, 05/03/18(a)	300,404	300,332
400,000	EMC Corp., 3.375%, 06/01/23	406,951	396,805
360,000	International Business Machines Corp., 2.900%, 11/01/21	364,420	370,638

		1,071,775	1,067,775

	Computer Software and Services — 2.2%
400,000	Oracle Corp., 3.625%, 07/15/23	400,188	416,710

	Consumer Products — 4.2%
400,000	Costco Wholesale Corp., 1.700%, 12/15/19	396,030	400,284
400,000	The Home Depot Inc., 2.000%, 06/15/19	400,852	404,568

		796,882	804,852

	Diversified Industrial — 1.6%
300,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	301,802	303,079

	Electronics — 2.7%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,887	221,686
300,000	Texas Instruments Inc., 1.650%, 08/03/19	299,357	298,928

		499,244	520,614

	Energy and Utilities: Oil — 5.0%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	199,274	207,892
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,218	135,093
400,000	Murphy Oil Corp., 2.500%, 12/01/17	401,183	390,751
200,000	XTO Energy Inc., 6.500%, 12/15/18	212,250	230,916

		937,925	964,652

Principal Amount		Cost	Market Value

	Financial Services — 12.0%
$400,000	Capital One Financial Corp., 3.750%, 04/24/24	$406,903	$397,961
400,000	Citigroup Inc., 2.500%, 07/29/19	401,410	402,894
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	264,914	280,715
400,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	400,457	402,369
400,000	PNC Funding Corp., 3.300%, 03/08/22	419,024	412,249
400,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	403,200	408,198

		2,295,908	2,304,386

	Food and Beverage — 3.0%
275,000	Bottling Group LLC, 5.125%, 01/15/19	298,952	304,038
250,000	Mondelēz International Inc., 5.375%, 02/10/20	252,247	280,505

		551,199	584,543

	Health Care — 8.9%
500,000	Abbott Laboratories, 2.550%, 03/15/22	492,690	494,369
400,000	Aetna Inc., 3.500%, 11/15/24	400,705	398,678
400,000	Amgen Inc., 3.450%, 10/01/20	413,907	415,420
400,000	CVS Health Corp., 3.375%, 08/12/24	411,120	402,670

		1,718,422	1,711,137

	Semiconductors — 1.9%
350,000	Intel Corp., 3.300%, 10/01/21	349,471	367,936

	Telecommunications — 4.7%
500,000	AT&T Inc., 3.900%, 03/11/24	516,403	509,355
400,000	Verizon Communications Inc., 3.000%, 11/01/21	398,541	399,452

		914,944	908,807

	TOTAL CORPORATE BONDS	12,261,180	12,426,641

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
	Federal Home Loan Mortgage Corp. — 6.3%
600,000	1.375%, 05/01/20	598,577	599,718
600,000	2.375%, 01/13/22	604,144	618,306

		1,202,721	1,218,024

	Federal National Mortgage Association — 3.2%
600,000	2.625%, 09/06/24	625,335	615,165

	Government National Mortgage Association — 0.2%
6,978	Pool #562288, 6.000%, 12/15/33	7,032	8,068
21,864	Pool #604946, 5.500%, 01/15/34	21,985	25,039

		29,017	33,107

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	1,857,073	1,866,296

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2015

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 17.0%
	U.S. Treasury Bonds — 1.1%
$150,000	5.375%, 02/15/31	$164,591	$208,238

	U.S. Treasury Inflation Indexed Notes — 3.4%
324,979	2.500%, 07/15/16	323,807	330,429
305,682	2.125%, 01/15/19	310,976	325,784

		634,783	656,213

	U.S. Treasury Notes — 12.5%
600,000	2.250%, 11/15/24	612,524	611,359
600,000	2.000%, 02/15/25	600,158	597,766
600,000	0.132%, 07/31/17, FRN(a)	600,056	599,438
600,000	2.000%, 02/15/22	603,897	612,168

		2,416,635	2,420,731

	TOTAL U.S. GOVERNMENT OBLIGATIONS	3,216,009	3,285,182

Shares		Cost	Market Value
	SHORT TERM INVESTMENT — 8.3%
	Mutual Fund — 8.3%
1,597,358	Dreyfus Cash Management, 0.040%*	$1,597,358	$1,597,358

	TOTAL INVESTMENTS — 99.5%	$18,931,620	19,175,477

	Other Assets and Liabilities (Net) — 0.5%		98,129

	NET ASSETS — 100.0%		$19,273,606

(a)	Variable rate security. Rate shown is the effective rate as of September 30, 2015.
*	Current yield.

FRN	Floating Rate Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2015

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Assets:
Investments, at value (cost $829,726,992, $19,273,058, $4,776,267, and $6,600,673, respectively)	$1,057,397,397	$23,870,583	$4,924,508	$ 7,645,989
Investments in affiliates, at value (cost $37,658,855)	46,999,534	—	—	—
Cash	13,327	43,924	68,988	82,541
Receivable for Fund shares sold	860,819	334	—	—
Receivable for investments sold	2,591,545	—	20,761	81,303
Receivable from Adviser	—	5,622	8,955	4,635
Dividends and interest receivable	604,212	13,566	4,645	10,722
Prepaid expenses	40,119	19,657	9,362	23,799
Total Assets	1,108,506,953	23,953,686	5,037,219	7,848,989
Liabilities:
Payable for investments purchased	10,336,718	—	43,081	—
Payable for Fund shares redeemed	1,320,838	27,201	—	3,728
Payable for investment advisory fees	924,018	20,318	8,735	6,577
Payable for distribution fees	278,974	5,646	916	2,410
Payable for accounting fees	3,750	—	—	—
Payable for custodian fees	109,282	17,889	7,078	2,801
Payable for legal and audit fees	49,491	33,809	20,499	25,181
Payable for shareholder communications expenses	94,330	4,302	2,031	2,895
Other accrued expenses	182,913	6,472	5,204	5,258
Total Liabilities	13,300,314	115,637	87,544	48,850
Net Assets	$1,095,206,639	$23,838,049	$4,949,675	$ 7,800,139
Net Assets Consist of:
Paid-in capital	$ 847,086,744	$16,532,927	$4,699,151	$ 8,225,812
Accumulated net investment income/(loss)	(2,013,477)	(129,464)	(23,977)	7,977
Accumulated net realized gain/(loss) on investments and foreign currency transactions	13,124,261	2,837,061	126,260	(1,478,966)
Net unrealized appreciation on investments	237,011,084	4,597,525	148,241	1,045,316
Net unrealized depreciation on foreign currency translations	(1,973)	—	—	—
Net Assets	$1,095,206,639	$23,838,049	$4,949,675	$ 7,800,139
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$265,144,979	$7,720,801	$2,003,809	$5,524,971
Shares of beneficial interest outstanding	12,039,429	416,549	175,247	524,528
Net Asset Value, offering, and redemption price per share	$22.02	$18.54	$11.43	$10.53
Class A:
Net assets	$153,999,696	$3,258,091	$593,375	$1,081,555
Shares of beneficial interest outstanding	7,187,678	180,765	52,182	99,512
Net Asset Value and redemption price per share	$21.43	$18.02	$11.37	$10.87
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$22.32	$18.77	$11.84	$11.32
Class C:
Net assets	$187,216,067	$3,081,113	$273,402	$942,633
Shares of beneficial interest outstanding	9,661,901	186,799	24,323	81,305
Net Asset Value and offering price per share(a)	$19.38	$16.49	$11.24	$11.59
Class I:
Net assets	$488,845,897	$9,778,044	$2,079,089	$250,980
Shares of beneficial interest outstanding	21,886,164	517,295	180,894	23,766
Net Asset Value, offering, and redemption price per share	$22.34	$18.90	$11.49	$10.56

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2015

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $53,951,419, $60,999,988, and $18,931,620, respectively)	$61,755,601	$67,809,276	$19,175,477
Investments in affiliates, at value	—	—	—
Cash	—	—	—
Receivable for Fund shares sold	6,153	18,463	6,244
Receivable for investments sold	—	—	—
Receivable from Adviser	—	—	—
Dividends and interest receivable	43,024	224,937	138,236
Prepaid expenses	27,155	25,571	20,621
Total Assets	61,831,933	68,078,247	19,340,578
Liabilities:
Payable for investments purchased	281,005	198,821	—
Payable for Fund shares redeemed	35,234	73,577	14,340
Payable for investment advisory fees	51,070	42,308	9,756
Payable for distribution fees	13,003	18,317	1,596
Payable for accounting fees	3,750	3,750	—
Payable for custodian fees	13,251	12,162	4,873
Payable for legal and audit fees	25,990	26,017	28,002
Payable for shareholder communications expenses	9,686	8,811	3,192
Other accrued expenses	12,100	12,226	5,213
Total Liabilities	445,089	395,989	66,972
Net Assets	$61,386,844	$67,682,258	$19,273,606
Net Assets Consist of:
Paid-in capital	$49,265,189	$56,229,874	$18,663,718
Accumulated net investment income/(loss)	164,817	—	129
Accumulated net realized gain/(loss) on investments and foreign currency transactions	4,152,656	4,643,096	365,902
Net unrealized appreciation on investments	7,804,182	6,809,288	243,857
Net unrealized appreciation on foreign currency translations	—	—	—
Net Assets	$61,386,844	$67,682,258	$19,273,606
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$53,238,274	$53,989,157	$5,044,695
Shares of beneficial interest outstanding	4,356,193	4,607,675	436,262
Net Asset Value, offering, and redemption price per share	$12.22	$11.72	$11.56
Class A:
Net assets	$3,124,906	$6,577,142	$808,655
Shares of beneficial interest outstanding	256,371	558,486	70,005
Net Asset Value and redemption price per share	$12.19	$11.78	$11.55
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$12.70	$12.27	$12.03
Class C:
Net assets	$683,556	$5,260,472	$398,039
Shares of beneficial interest outstanding	58,334	441,229	36,229
Net Asset Value and offering price per share(a)	$11.72	$11.92	$10.99
Class I:
Net assets	$4,340,108	$1,855,487	$13,022,217
Shares of beneficial interest outstanding	355,552	158,526	1,125,519
Net Asset Value, offering, and redemption price per share	$12.21	$11.70	$11.57

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2015

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $87,494, $401, $251, and $660, respectively)	$ 13,580,419	$ 375,121	$ 51,677	$ 201,632
Dividends - affiliated	837,711	—	—	—
Interest	183,987	319	186	240
Total Investment Income	14,602,117	375,440	51,863	201,872
Expenses:
Investment advisory fees	12,824,067	361,767	52,596	87,390
Distribution fees - Class AAA	831,559	32,329	4,926	15,627
Distribution fees - Class A	882,647	19,572	3,618	5,736
Distribution fees - Class C	2,133,329	37,039	2,730	10,432
Accounting fees	45,000	—	—	—
Custodian fees	189,773	27,594	10,235	4,768
Interest expense	—	—	304	—
Legal and audit fees	49,259	33,222	20,204	24,824
Payroll expenses	—	—	2,264	—
Registration expenses	95,630	42,579	19,518	45,505
Shareholder communications expenses	324,503	10,737	6,107	5,723
Shareholder services fees	1,131,510	19,684	7,662	7,153
Trustees’ fees	69,314	2,090	278	467
Miscellaneous expenses	71,605	12,914	11,638	11,657
Total Expenses	18,648,196	599,527	142,080	219,282
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(56,530)	(63,104)	(32,907)
Advisory fee reduction on unsupervised assets (See Note 3)	(74,251)	—	—	—
Expenses paid by broker (See Note 7)	(4,585)	(1,696)	(1,651)	(1,655)
Total Reimbursements, Waivers, Reductions, and Credits	(78,836)	(58,226)	(64,755)	(34,562)
Net Expenses	18,569,360	541,301	77,325	184,720
Net Investment Income/(Loss)	(3,967,243)	(165,861)	(25,462)	17,152
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	19,997,555	4,538,547	131,057	128,405
Net realized gain on investments - affiliated	3,515	—	—	—
Net realized loss on foreign currency transactions	(2,549)	—	—	—
Net realized gain on investments and foreign currency transactions	19,998,521	4,538,547	131,057	128,405
Net change in unrealized appreciation/depreciation:
on investments	(39,457,723)	(3,765,310)	(106,370)	(1,049,531)
on foreign currency translations	(1,206)	—	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(39,458,929)	(3,765,310)	(106,370)	(1,049,531)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(19,460,408)	773,237	24,687	(921,126)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(23,427,651)	$ 607,376	$ (775)	$ (903,974)

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2015

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $0, $0, and $0, respectively)	$ 1,329,944	$ 966,751	$ 392
Dividends - affiliated	—	—	—
Interest	651	773,459	522,868
Total Investment Income	1,330,595	1,740,210	523,260
Expenses:
Investment advisory fees	676,543	562,763	121,899
Distribution fees - Class AAA	148,974	151,794	12,706
Distribution fees - Class A	16,801	33,676	3,398
Distribution fees - Class C	8,401	55,436	4,660
Accounting fees	45,000	45,000	—
Custodian fees	19,029	22,857	7,587
Interest expense	—	—	—
Legal and audit fees	25,637	25,557	27,548
Payroll expenses	—	—	—
Registration expenses	52,330	52,592	43,117
Shareholder communications expenses	27,510	24,919	6,842
Shareholder services fees	48,893	49,093	9,014
Trustees’ fees	3,640	4,094	1,086
Miscellaneous expenses	13,716	13,923	9,353
Total Expenses	1,086,474	1,041,704	247,210
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(74,038)
Advisory fee reduction on unsupervised assets (See Note 3)	—	—	—
Custodian fee credits	—	(4,898)	—
Expenses paid by broker (See Note 7)	(2,412)	(2,424)	—
Total Reimbursements, Waivers, Reductions, and Credits	(2,412)	(7,322)	(74,038)
Net Expenses	1,084,062	1,034,382	173,172
Net Investment Income	246,533	705,828	350,088
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	4,383,977	5,129,698	369,209
Net realized gain on investments - affiliated	—	—	—
Net realized loss on foreign currency transactions	—	—	—
Net realized gain on investment transactions	4,383,977	5,129,698	369,209
Net change in unrealized appreciation/depreciation:
on investments	(4,853,912)	(5,440,467)	(406,720)
on foreign currency translations	—	—	—
Net change in unrealized appreciation/depreciation on investments	(4,853,912)	(5,440,467)	(406,720)
Net Realized and Unrealized Gain/(Loss) on Investments	(469,935)	(310,769)	(37,511)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (223,402)	$ 395,059	$ 312,577

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income/(loss)	$(3,967,243)	$(12,522,096)	$(165,861)	$(162,332)	$(25,462)	$(10,632)
Net realized gain on investments and foreign currency transactions	19,998,521	28,580,653	4,538,547	2,853,146	131,057	51,231
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(39,458,929)	(307,248)	(3,765,310)	(1,101,155)	(106,370)	175,605
Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,427,651)	15,751,309	607,376	1,589,659	(775)	216,204
Distributions to Shareholders:
Net investment income
Class AAA	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class B*	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	(836)
	—	—	—	—	—	(836)
Net realized gain
Class AAA	(6,457,670)	(28,607,652)	(1,149,839)	—	(19,771)	(205)
Class A	(3,312,045)	(8,971,292)	(326,790)	—	(7,878)	(54)
Class B*	—	(301)	—	—	—	—
Class C	(4,393,410)	(11,292,276)	(348,881)	—	(2,608)	(22)
Class I	(9,805,829)	(17,271,524)	(1,330,967)	—	(25,377)	(348)
	(23,968,954)	(66,143,045)	(3,156,477)	—	(55,634)	(629)
Total Distributions to Shareholders	(23,968,954)	(66,143,045)	(3,156,477)	—	(55,634)	(1,465)
Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	44,741,419	127,362,664	822,696	1,265,433	613,282	1,069,627
Class A	28,511,035	68,894,121	279,335	732,091	76,374	508,794
Class B*	—	2,760	—	—	—	—
Class C	78,774,234	78,226,583	267,558	250,511	44,950	156,348
Class I	174,407,068	343,011,332	7,440,944	5,987,464	229,597	1,076,761
	326,433,756	617,497,460	8,810,533	8,235,499	964,203	2,811,530
Proceeds from reinvestment of distributions
Class AAA	6,315,803	28,170,975	1,119,099	—	19,771	205
Class A	2,740,083	7,544,617	302,367	—	6,868	54
Class B*	—	302	—	—	—	—
Class C	3,338,873	8,388,483	260,964	—	2,591	22
Class I	6,648,714	10,456,110	500,494	—	25,376	1,184
	19,043,473	54,560,487	2,182,924	—	54,606	1,465
Cost of shares redeemed
Class AAA	(140,445,413)	(253,544,484)	(8,966,268)	(6,095,587)	(265,328)	(129,214)
Class A	(45,281,413)	(33,455,166)	(1,211,465)	(1,305,181)	(175,204)	(32,293)
Class B*	—	(6,131)	—	—	—	—
Class C	(93,786,878)	(27,914,687)	(1,226,747)	(651,867)	(6,000)	—
Class I	(191,745,643)	(92,388,557)	(14,535,635)	(2,830,578)	(510,972)	—
	(471,259,347)	(407,309,025)	(25,940,115)	(10,883,213)	(957,504)	(161,507)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(125,782,118)	264,748,922	(14,946,658)	(2,647,714)	61,305	2,651,488
Redemption Fees	1,282	7,859	—	206	—	—
Net Increase/(Decrease) in Net Assets	(173,177,441)	214,365,045	(17,495,759)	(1,057,849)	4,896	2,866,227
Net Assets:
Beginning of year	1,268,384,080	1,054,019,035	41,333,808	42,391,657	4,944,779	2,078,552
End of year	$1,095,206,639	$1,268,384,080	$23,838,049	$41,333,808	$4,949,675	$4,944,779
Undistributed net investment income	—	—	—	—	—	$296

*	Class B Shares were fully redeemed and closed on January 27, 2014 for the Mighty MitesSM Fund, Balanced Fund, and Intermediate Bond Fund.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

Income Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund
2015	2014	2015	2014	2015	2014	2015	2014

$17,152	$155,850	$246,533	$256,647	$705,828	$852,085	$350,088	$320,060

128,405	653,324	4,383,977	11,429,623	5,129,698	8,096,441	369,209	1,843

(1,049,531)	420,235	(4,853,912)	(1,366,101)	(5,440,467)	(1,069,693)	(406,720)	(162,532)

(903,974)	1,229,409	(223,402)	10,320,169	395,059	7,878,833	312,577	159,371

(14,149)	(113,919)	(242,616)	(224,436)	(610,058)	(762,439)	(80,505)	(80,310)
(1,767)	(15,373)	(5,642)	(2,454)	(53,452)	(51,219)	(14,388)	(11,391)
—	—	—	—	—	(1)	—	(6)
(55)	(17,119)	—	—	(14,708)	(16,208)	(3,786)	(3,735)
(1,103)	(5,185)	(23,293)	(11,148)	(25,947)	(26,644)	(251,427)	(224,667)
(17,074)	(151,596)	(271,551)	(238,038)	(704,165)	(856,511)	(350,106)	(320,109)

—	—	(5,800,931)	—	(5,214,820)	(4,993,471)	—	—
—	—	(319,971)	—	(562,218)	(418,931)	—	—
—	—	—	—	—	(72)	—	—
—	—	(96,665)	—	(465,481)	(363,637)	—	—
—	—	(334,883)	—	(187,008)	(215,697)	—	—
—	—	(6,552,450)	—	(6,429,527)	(5,991,808)	—	—
(17,074)	(151,596)	(6,824,001)	(238,038)	(7,133,692)	(6,848,319)	(350,106)	(320,109)

1,341,965	1,108,013	1,201,561	1,649,660	4,936,637	5,761,575	718,119	945,719
230,473	64,620	328,937	282,199	1,106,030	1,995,064	300,882	234,913
—	—	—	—	—	—	—	—
87,176	188,020	374,234	32,091	847,159	452,031	196,215	243,159
31,424	121,172	1,973,353	2,014,865	210,888	3,500,327	3,343,496	6,140,869
1,691,038	1,481,825	3,878,085	3,978,815	7,100,714	11,708,997	4,558,712	7,564,660

13,406	107,093	5,774,995	211,867	5,643,649	5,581,690	77,681	76,690
1,678	14,770	320,935	2,358	584,854	399,032	13,206	8,696
—	—	—	—	—	73	—	4
54	16,786	82,401	—	426,266	341,143	3,119	3,305
1,098	5,159	297,565	6,205	198,372	237,178	245,350	150,457
16,236	143,808	6,475,896	220,430	6,853,141	6,559,116	339,356	239,152

(1,425,069)	(1,908,982)	(8,148,966)	(15,134,334)	(20,394,827)	(13,953,031)	(913,164)	(4,538,021)
(37,475)	(94,076)	(509,771)	(669,010)	(922,370)	(1,922,839)	(427,878)	(374,422)
—	—	—	—	—	(1,063)	—	(5,141)
(71,253)	(389,163)	(349,312)	(152,653)	(846,677)	(783,550)	(303,526)	(542,141)
(40,100)	(49,418)	(1,050,528)	(935,016)	(787,454)	(2,231,067)	(5,252,254)	(3,394,712)
(1,573,897)	(2,441,639)	(10,058,577)	(16,891,013)	(22,951,328)	(18,891,550)	(6,896,822)	(8,854,437)

133,377	(816,006)	295,404	(12,691,768)	(8,997,473)	(623,437)	(1,998,754)	(1,050,625)
—	476	—	—	2	—	—	—
(787,671)	262,283	(6,751,999)	(2,609,637)	(15,736,104)	407,077	(2,036,283)	(1,211,363)

8,587,810	8,325,527	68,138,843	70,748,480	83,418,362	83,011,285	21,309,889	22,521,252
$7,800,139	$8,587,810	$61,386,844	$68,138,843	$67,682,258	$83,418,362	$19,273,606	$21,309,889
$7,977	$4,261	$164,817	$189,835	—	—	$129	$99

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements/ Reductions	Operating Expenses Before Waivers/ Reimbursements/ Reductions(d)	Portfolio Turnover Rate
Mighty MitesSM Fund
Class AAA
2015	$23.01	$(0.06)	$(0.50)	$(0.56)	—	$(0.43)	$(0.43)	$0.00	$22.02	(2.6)%	$265,145	(0.27)%	1.40%(e)	1.41%	13%
2014	23.81	(0.22)	0.80	0.58	—	(1.38)	(1.38)	0.00	23.01	2.2	365,022	(0.90)	1.41	1.42	14
2013	17.94	0.04	6.29	6.33	$(0.08)	(0.38)	(0.46)	0.00	23.81	36.2	476,112	0.19	1.41	1.43	15
2012	14.85	(0.10)	3.54	3.44	—	(0.35)	(0.35)	0.00	17.94	23.6	277,666	(0.62)	1.44	1.46	12
2011	15.81	(0.14)	(0.34)	(0.48)	(0.06)	(0.42)	(0.48)	0.00	14.85	(3.3)	344,800	(0.79)(b)	1.46	1.48	20
Class A
2015	$22.45	$(0.12)	$(0.47)	$(0.59)	—	$(0.43)	$(0.43)	$0.00	$21.43	(2.8)%	$154,000	(0.51)%	1.65%(e)	1.66%	13%
2014	23.32	(0.27)	0.78	0.51	—	(1.38)	(1.38)	0.00	22.45	2.0	175,108	(1.16)	1.66	1.67	14
2013	17.59	(0.02)	6.17	6.15	$(0.04)	(0.38)	(0.42)	0.00	23.32	35.8	139,464	(0.08)	1.66	1.68	15
2012	14.61	(0.14)	3.47	3.33	—	(0.35)	(0.35)	0.00	17.59	23.2	77,803	(0.87)	1.69	1.71	12
2011	15.57	(0.18)	(0.32)	(0.50)	(0.04)	(0.42)	(0.46)	0.00	14.61	(3.5)	64,457	(1.04)(b)	1.71	1.73	20
Class C
2015	$20.44	$(0.21)	$(0.42)	$(0.63)	—	$(0.43)	$(0.43)	$0.00	$19.38	(3.2)%	$187,216	(1.01)%	2.15%(e)	2.16%	13%
2014	21.46	(0.36)	0.72	0.36	—	(1.38)	(1.38)	0.00	20.44	1.4	208,795	(1.66)	2.16	2.17	14
2013	16.25	(0.10)	5.69	5.59	—	(0.38)	(0.38)	0.00	21.46	35.3	160,852	(0.57)	2.16	2.18	15
2012	13.59	(0.21)	3.22	3.01	—	(0.35)	(0.35)	0.00	16.25	22.6	92,012	(1.37)	2.19	2.21	12
2011	14.55	(0.25)	(0.29)	(0.54)	—	(0.42)	(0.42)	0.00	13.59	(4.0)	79,827	(1.57)(b)	2.21	2.23	20
Class I
2015	$23.27	—	$(0.50)	$(0.50)	—	$(0.43)	$(0.43)	$0.00	$22.34	(2.3)%	$488,846	(0.01)%	1.15%(e)	1.16%	13%
2014	24.02	$(0.16)	0.79	0.63	—	(1.38)	(1.38)	0.00	23.27	2.4	519,459	(0.67)	1.16	1.17	14
2013	18.13	0.08	6.35	6.43	$(0.16)	(0.38)	(0.54)	0.00	24.02	36.6	277,588	0.40	1.16	1.18	15
2012	14.98	(0.06)	3.56	3.50	—	(0.35)	(0.35)	0.00	18.13	23.8	131,003	(0.38)	1.19	1.21	12
2011	15.92	(0.10)	(0.33)	(0.43)	(0.09)	(0.42)	(0.51)	0.00	14.98	(3.0)	53,767	(0.57)(b)	1.21	1.23	20

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.01%, 0.02%, 0.02%, and 0.02% of net assets for the years ended September 30, 2015, 2014, 2013, 2012, and 2011, respectively.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2015	$20.52	$(0.09)	$(0.29)	$(0.38)	—	$(1.60)	$(1.60)	—	$18.54	(2.4)%	$ 7,721	(0.47)%	1.50%(c)	1.66%	23%
2014	19.83	(0.07)	0.76	0.69	—	—	—	$0.00	20.52	3.5	15,649	(0.35)	1.50	1.57	13
2013	15.32	(0.01)	4.52	4.51	—	—	—	0.00	19.83	29.4	19,576	(0.05)	1.50	1.63	12
2012	12.85	(0.03)	2.87	2.84	—	(0.37)	(0.37)	0.00	15.32	22.5	16,170	(0.21)	1.50	1.65	39
2011	13.36	(0.12)	(0.39)	(0.51)	—	—	—	0.00	12.85	(3.8)	28,843	(0.73)	1.50	1.69	52
Class A
2015	$20.05	$(0.14)	$(0.29)	$(0.43)	—	$(1.60)	$(1.60)	—	$18.02	(2.7)%	$ 3,258	(0.71)%	1.75%(c)	1.91%	23%
2014	19.41	(0.12)	0.76	0.64	—	—	—	$0.00	20.05	3.3	4,269	(0.60)	1.75	1.82	13
2013	15.03	(0.04)	4.42	4.38	—	—	—	0.00	19.41	29.1	4,668	(0.22)	1.75	1.88	12
2012	12.65	(0.06)	2.81	2.75	—	(0.37)	(0.37)	0.00	15.03	22.1	5,390	(0.42)	1.75	1.90	39
2011	13.18	(0.16)	(0.37)	(0.53)	—	—	—	0.00	12.65	(4.0)	4,965	(0.98)	1.75	1.94	52
Class C
2015	$18.56	$(0.22)	$(0.25)	$(0.47)	—	$(1.60)	$(1.60)	—	$16.49	(3.2)%	$ 3,081	(1.21)%	2.25%(c)	2.41%	23%
2014	18.06	(0.21)	0.71	0.50	—	—	—	$0.00	18.56	2.8	4,186	(1.10)	2.25	2.32	13
2013	14.06	(0.11)	4.11	4.00	—	—	—	0.00	18.06	28.4	4,460	(0.72)	2.25	2.38	12
2012	11.91	(0.13)	2.65	2.52	—	(0.37)	(0.37)	0.00	14.06	21.5	5,261	(0.92)	2.25	2.40	39
2011	12.47	(0.22)	(0.34)	(0.56)	—	—	—	0.00	11.91	(4.5)	5,406	(1.50)	2.25	2.44	52
Class I
2015	$20.85	$(0.04)	$(0.31)	$(0.35)	—	$(1.60)	$(1.60)	—	$18.90	(2.2)%	$ 9,778	(0.21)%	1.25%(c)	1.41%	23%
2014	20.09	(0.02)	0.78	0.76	—	—	—	$0.00	20.85	3.8	17,230	(0.09)	1.25	1.32	13
2013	15.50	0.04	4.57	4.61	$(0.02)	—	(0.02)	0.00	20.09	29.8	13,688	0.22	1.25	1.38	12
2012	12.96	0.04	2.87	2.91	—	(0.37)	(0.37)	0.00	15.50	22.8	12,752	0.23	1.25	1.40	39
2011	13.45	(0.07)	(0.42)	(0.49)	—	—	—	0.00	12.96	(3.6)	759	(0.46)	1.25	1.44	52

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income/Loss	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2015	$11.54	$(0.06)	$0.07	$0.01	—	$(0.12)	$(0.12)	$11.43	0.1%	$2,004	(0.52)%	1.51%(b)(c)	2.74%	25%
2014	10.48	(0.04)	1.10	1.06	—	(0.00)(d)	(0.00)(d)	11.54	10.2	1,679	(0.39)	1.51(c)	4.27	22
2013(e)	10.00	(0.01)	0.49	0.48	—	—	—	10.48	4.8	661	(0.42)(f)	1.50(f)	3.88(f)(g)	3
Class A
2015	$11.51	$(0.09)	$0.07	$(0.02)	—	$(0.12)	$(0.12)	$11.37	(0.2)%	$ 593	(0.77)%	1.76%(b)(c)	2.99%	25%
2014	10.47	(0.08)	1.12	1.04	—	(0.00)(d)	(0.00)(d)	11.51	10.0	682	(0.69)	1.76(c)	4.52	22
2013(e)	10.00	0.03	0.44	0.47	—	—	—	10.47	4.7	188	0.81(f)	1.75(f)	4.13(f)(g)	3
Class C
2015	$11.43	$(0.15)	$0.08	$(0.07)	—	$(0.12)	$(0.12)	$11.24	(0.6)%	$ 274	(1.27)%	2.26%(b)(c)	3.49%	25%
2014	10.45	(0.13)	1.11	0.98	—	(0.00)(d)	(0.00)(d)	11.43	9.4	239	(1.17)	2.26(c)	5.02	22
2013(e)	10.00	(0.02)	0.47	0.45	—	—	—	10.45	4.5	74	(0.65)(f)	2.25(f)	4.63(f)(g)	3
Class I
2015	$11.57	$(0.03)	$0.07	$0.04	—	$(0.12)	$(0.12)	$11.49	0.3%	$2,079	(0.27)%	1.26%(b)(c)	2.49%	25%
2014	10.48	(0.01)	1.11	1.10	$(0.01)	(0.00)(d)	(0.01)	11.57	10.5	2,345	(0.09)	1.26(c)	4.02	22
2013(e)	10.00	(0.01)	0.49	0.48	—	—	—	10.48	4.8	1,155	(0.20)(f)	1.25(f)	3.63(f)(g)	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended September 30, 2015 would have been 1.54%, 1.79%, 2.29%, and 1.29% for Class AAA, Class A, Class C, and Class I Shares, respectively.

(c)

The Fund incurred interest expense during the years ended September 30, 2015 and 2014. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class C), and 1.25% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.
(e)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.
(f)	Annualized.
(g)

Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total operating expense ratios before waivers and reimbursements would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Income Fund
Class AAA
2015	$11.79	$0.04	$(1.27)	$(1.23)	$(0.03)	$(0.03)	—	$10.53	(10.5)%	$5,525	0.31%	2.00%(b)	2.40%	19%
2014	10.40	0.21	1.38	1.59	(0.20)	(0.20)	$0.00(c)	11.79	15.5	6,240	1.86	2.00	2.42	31
2013	8.96	0.07	1.45	1.52	(0.08)	(0.08)	0.00(c)	10.40	17.0	6,147	0.73	2.00	2.57	13
2012	7.65	0.10	1.31	1.41	(0.10)	(0.10)	0.00(c)	8.96	18.5	5,151	1.22	2.00	2.82	11
2011	7.53	0.09	0.11	0.20	(0.08)	(0.08)	0.00(c)	7.65	2.6	4,665	1.08	1.84	2.74	14
Class A
2015	$12.18	$0.01	$(1.30)	$(1.29)	$(0.02)	$(0.02)	—	$10.87	(10.6)%	$1,081	0.06%	2.25%(b)	2.65%	19%
2014	10.75	0.19	1.43	1.62	(0.19)	(0.19)	$0.00(c)	12.18	15.2	1,013	1.63	2.25	2.67	31
2013	9.26	0.05	1.49	1.54	(0.05)	(0.05)	0.00(c)	10.75	16.7	907	0.44	2.25	2.82	13
2012	7.91	0.07	1.37	1.44	(0.09)	(0.09)	0.00(c)	9.26	18.3	389	0.78	2.25	3.07	11
2011	7.79	0.08	0.10	0.18	(0.06)	(0.06)	0.00(c)	7.91	2.2	47	0.98	1.89	3.15	14
Class C
2015	$13.04	$(0.06)	$(1.39)	$(1.45)	$(0.00)(c)	$(0.00)(c)	—	$11.59	(11.1)%	$ 943	(0.44)%	2.75%(b)	3.15%	19%
2014	11.54	0.17	1.50	1.67	(0.17)	(0.17)	$0.00(c)	13.04	14.6	1,045	1.30	2.75	3.17	31
2013	9.94	0.00(c)	1.61	1.61	(0.01)	(0.01)	0.00(c)	11.54	16.2	1,086	0.01	2.75	3.32	13
2012	8.49	0.03	1.46	1.49	(0.04)	(0.04)	0.00(c)	9.94	17.6	1,307	0.36	2.75	3.57	11
2011	8.36	0.02	0.13	0.15	(0.02)	(0.02)	0.00(c)	8.49	1.8	437	0.19	2.62	3.47	14
Class I
2015	$11.80	$0.07	$(1.27)	$(1.20)	$(0.04)	$(0.04)	—	$10.56	(10.2)%	$ 251	0.56%	1.75%(b)	2.15%	19%
2014	10.40	0.24	1.39	1.63	(0.23)	(0.23)	$0.00(c)	11.80	15.8	290	2.15	1.75	2.17	31
2013	8.96	0.10	1.44	1.54	(0.10)	(0.10)	0.00(c)	10.40	17.3	185	0.99	1.75	2.32	13
2012	7.65	0.12	1.31	1.43	(0.12)	(0.12)	0.00(c)	8.96	18.8	126	1.43	1.75	2.57	11
2011	7.53	0.10	0.12	0.22	(0.10)	(0.10)	0.00(c)	7.65	2.9	92	1.26	1.61	2.48	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended September 30, 2015 would have been 2.02%, 2.27%, 2.77%, and 1.77% for Class AAA, Class A, Class C, and Class I Shares, respectively.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)		Portfolio Turnover Rate
Equity Fund
Class AAA
2015	$13.65	$0.05	$(0.09)	$(0.04)	$(0.06)	$(1.33)	$(1.39)	$12.22	(0.9)%	$53,238	0.37%	1.59%(	c)	28%
2014	11.88	0.05	1.76	1.81	(0.04)	—	(0.04)	13.65	15.3	60,587	0.37	1.59		51
2013	9.92	0.06	1.99	2.05	(0.09)	—	(0.09)	11.88	20.9	64,595	0.53	1.62(d)		53
2012	7.81	0.08	2.11	2.19	(0.08)	—	(0.08)	9.92	28.3	70,017	0.84	1.59(d)		41
2011	8.17	0.07	(0.38)	(0.31)	(0.05)	—	(0.05)	7.81	(3.8)	79,328	0.73	1.54(d)		38
Class A
2015	$13.61	$0.02	$(0.09)	$(0.07)	$(0.02)	$(1.33)	$(1.35)	$12.19	(1.1)%	$ 3,125	0.12%	1.84%(	c)	28%
2014	11.84	0.02	1.76	1.78	(0.01)	—	(0.01)	13.61	15.0	3,329	0.12	1.84		51
2013	9.89	0.03	1.99	2.02	(0.07)	—	(0.07)	11.84	20.5	3,256	0.27	1.87(d)		53
2012	7.78	0.05	2.11	2.16	(0.05)	—	(0.05)	9.89	27.9	3,221	0.60	1.84(d)		41
2011	8.13	0.04	(0.37)	(0.33)	(0.02)	—	(0.02)	7.78	(4.0)	3,445	0.44	1.79(d)		38
Class C
2015	$13.18	$(0.05)	$(0.08)	$(0.13)	—	$(1.33)	$(1.33)	$11.72	(1.6)%	$ 684	(0.37)%	2.34%(	c)	28%
2014	11.51	(0.05)	1.72	1.67	—	—	—	13.18	14.5	676	(0.38)	2.34		51
2013	9.62	(0.02)	1.93	1.91	$(0.02)	—	(0.02)	11.51	19.9	693	(0.22)	2.37(d)		53
2012	7.56	0.01	2.05	2.06	—	—	—	9.62	27.3	784	0.10	2.34(d)		41
2011	7.91	(0.00)(e)	(0.35)	(0.35)	—	—	—	7.56	(4.4)	816	(0.02)	2.29(d)		38
Class I
2015	$13.64	$0.08	$(0.09)	$(0.01)	$(0.09)	$(1.33)	$(1.42)	$12.21	(0.6)%	$ 4,340	0.61%	1.34%(	c)	28%
2014	11.89	0.08	1.74	1.82	(0.07)	—	(0.07)	13.64	15.4	3,547	0.60	1.34		51
2013	9.93	0.09	1.99	2.08	(0.12)	—	(0.12)	11.89	21.2	2,204	0.84	1.37(d)		53
2012	7.83	0.09	2.12	2.21	(0.11)	—	(0.11)	9.93	28.5	4,377	0.96	1.34(d)		41
2011	8.19	0.10	(0.39)	(0.29)	(0.07)	—	(0.07)	7.83	(3.6)	1,258	1.07	1.29(d)		38

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense during the years ended September 30, 2014, 2013, 2012, and 2011. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact on the expense ratios.
(d)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, 2012, and 2011 would have been 1.60%, 1.56%, and 1.52% (Class AAA), 1.85%, 1.81%, and 1.77% (Class A), 2.35%, 2.31%, and 2.27% (Class C), and 1.35%, 1.31%, and 1.27% (Class I) Shares, respectively. For the years ended September 30, 2015 and September 30, 2014, there were no Custodian Fee Credits.

(e)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††		Portfolio Turnover Rate
Balanced Fund
Class AAA
2015	$12.91	$0.13	$(0.08)	$0.05	$(0.13)	$(1.11)	$(1.24)	$11.72	0.0%	$53,989	1.01%	1.31%(	b)	27%
2014	12.76	0.14	1.07	1.21	(0.14)	(0.92)	(1.06)	12.91	9.9	69,187	1.07	1.29		39
2013	11.48	0.15	1.28	1.43	(0.15)	—	(0.15)	12.76	12.5	70,824	1.21	1.30		36
2012	9.86	0.16	1.62	1.78	(0.16)	—	(0.16)	11.48	18.2	78,999	1.47	1.30		34
2011	10.13	0.18	(0.27)	(0.09)	(0.18)	—	(0.18)	9.86	(1.0)	76,941	1.65	1.24		24
Class A
2015	$12.97	$0.09	$(0.07)	$0.02	$(0.10)	$(1.11)	$(1.21)	$11.78	(0.2)%	$ 6,577	0.76%	1.56%(	b)	27%
2014	12.82	0.11	1.07	1.18	(0.11)	(0.92)	(1.03)	12.97	9.5	6,443	0.83	1.54		39
2013	11.53	0.12	1.29	1.41	(0.12)	—	(0.12)	12.82	12.3	5,869	0.95	1.55		36
2012	9.90	0.13	1.64	1.77	(0.14)	—	(0.14)	11.53	17.9	5,121	1.21	1.55		34
2011	10.17	0.15	(0.26)	(0.11)	(0.16)	—	(0.16)	9.90	(1.2)	4,298	1.40	1.49		24
Class C
2015	$13.12	$0.03	$(0.08)	$(0.05)	$(0.04)	$(1.11)	$(1.15)	$11.92	(0.8)%	$ 5,260	0.26%	2.06%(	b)	27%
2014	12.95	0.04	1.09	1.13	(0.04)	(0.92)	(0.96)	13.12	9.0	5,350	0.32	2.04		39
2013	11.64	0.05	1.31	1.36	(0.05)	—	(0.05)	12.95	11.7	5,257	0.43	2.05		36
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.4	4,932	0.72	2.05		34
2011	10.26	0.10	(0.27)	(0.17)	(0.10)	—	(0.10)	9.99	(1.7)	4,318	0.90	1.99		24
Class I
2015	$12.90	$0.16	$(0.09)	$0.07	$(0.16)	$(1.11)	$(1.27)	$11.70	0.2%	$ 1,856	1.26%	1.06%(	b)	27%
2014	12.76	0.17	1.06	1.23	(0.17)	(0.92)	(1.09)	12.90	10.0	2,438	1.35	1.04		39
2013	11.48	0.18	1.28	1.46	(0.18)	—	(0.18)	12.76	12.8	1,060	1.44	1.05		36
2012	9.85	0.19	1.63	1.82	(0.19)	—	(0.19)	11.48	18.4	872	1.74	1.05		34
2011	10.12	0.21	(0.27)	(0.06)	(0.21)	—	(0.21)	9.85	(0.7)	1,834	1.92	0.99		24

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2015, 2014, 2013, 2012, and 2011 would have been 1.32%, 1.27%, 1.28%, 1.27%, and 1.22% (Class AAA), 1.57%, 1.52%, 1.53%, 1.52%, and 1.47% (Class A), 2.07%, 2.02%, 2.03%, 2.02%, and 1.97% (Class C), and 1.07%, 1.02%, 1.03%, 1.02%, and 0.97% (Class I) Shares, respectively.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2015	$11.59	$0.18	$(0.03)	$0.15	$(0.18)	—	$(0.18)	$11.56	1.3%	$ 5,045	1.58%	1.00%	1.36%	65%
2014	11.68	0.15	(0.09)	0.06	(0.15)	—	(0.15)	11.59	0.5	5,174	1.29	1.00	1.38	16
2013	12.06	0.14	(0.36)	(0.22)	(0.15)	$(0.01)	(0.16)	11.68	(1.9)	8,737	1.21	1.00	1.36	20
2012	11.91	0.19	0.22	0.41	(0.19)	(0.07)	(0.26)	12.06	3.5	11,230	1.56	1.00	1.33	15
2011	11.90	0.29	0.03	0.32	(0.29)	(0.02)	(0.31)	11.91	2.7	16,959	2.45	1.00	1.39	16
Class A
2015	$11.58	$0.17	$(0.03)	$0.14	$(0.17)	—	$(0.17)	$11.55	1.2%	$ 809	1.48%	1.10%	1.46%	65%
2014	11.66	0.14	(0.08)	0.06	(0.14)	—	(0.14)	11.58	0.5	928	1.21	1.10	1.48	16
2013	12.04	0.13	(0.37)	(0.24)	(0.13)	$(0.01)	(0.14)	11.66	(2.0)	1,066	1.06	1.10	1.46	20
2012	11.91	0.18	0.20	0.38	(0.18)	(0.07)	(0.25)	12.04	3.1	1,365	1.46	1.10	1.43	15
2011	11.90	0.27	0.04	0.31	(0.28)	(0.02)	(0.30)	11.91	2.6	842	2.33	1.10	1.49	16
Class C
2015	$11.01	$0.09	$(0.02)	$0.07	$(0.09)	—	$(0.09)	$10.99	0.7%	$ 398	0.82%	1.75%	2.11%	65%
2014	11.09	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	11.01	(0.2)	503	0.55	1.75	2.13	16
2013	11.46	0.05	(0.36)	(0.31)	(0.05)	$(0.01)	(0.06)	11.09	(2.7)	803	0.43	1.75	2.11	20
2012	11.32	0.09	0.21	0.30	(0.09)	(0.07)	(0.16)	11.46	2.7	1,772	0.80	1.75	2.08	15
2011	11.32	0.17	0.04	0.21	(0.19)	(0.02)	(0.21)	11.32	1.9	2,234	1.51	1.75	2.14	16
Class I
2015	$11.60	$0.21	$(0.03)	$0.18	$(0.21)	—	$(0.21)	$11.57	1.6%	$13,022	1.82%	0.75%	1.11%	65%
2014	11.68	0.18	(0.08)	0.10	(0.18)	—	(0.18)	11.60	0.9	14,705	1.58	0.75	1.13	16
2013	12.06	0.17	(0.36)	(0.19)	(0.18)	$(0.01)	(0.19)	11.68	(1.6)	11,910	1.45	0.75	1.11	20
2012	11.92	0.22	0.21	0.43	(0.22)	(0.07)	(0.29)	12.06	3.6	9,326	1.82	0.75	1.08	15
2011	11.91	0.32	0.03	0.35	(0.32)	(0.02)	(0.34)	11.92	3.0	125	2.68	0.75	1.14	16

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty MitesSM Fund (“Mighty MitesSM Fund”), TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (“Mid-Cap Equity Fund”), TETON Westwood Income Fund (“Income Fund”), TETON Westwood Equity Fund (“Equity Fund”), TETON Westwood Balanced Fund (“Balanced Fund”), and TETON Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with four classes of shares. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

●	Mighty MitesSM Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

●	Income Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

●	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”). Investments in open-end investment companies are valued at each Underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and

TETON Westwood Funds

Notes to Financial Statements (Continued)

non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/15
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Airlines	$ 3,106,400	$ 281,250	—	$ 3,387,650
Broadcasting	13,776,247	968,440	—	14,744,687
Business Services	38,490,877	41,875	—	38,532,752
Communications Equipment	3,275,968	45	—	3,276,013
Consumer Products	22,638,765	2,120,701	$ 31	24,759,497
Diversified Industrial	86,758,200	878,173	275,810	87,912,183
Educational Services	612,720	—	476	613,196
Electronics	41,023,569	262,815	70,786	41,357,170
Energy and Utilities: Natural Gas	6,597,357	1,452,743	—	8,050,100
Energy and Utilities: Services	2,882,006	3,375	—	2,885,381
Entertainment	28,804,037	1,428,077	—	30,232,114
Environmental Control	3,970,521	155	—	3,970,676
Financial Services	59,552,661	981,305	1,018,500	61,552,466
Food and Beverage	47,482,114	295,953	—	47,778,067
Health Care	100,243,790	—	28,640	100,272,430
Manufactured Housing and Recreational Vehicles	5,186,932	1,646,314	—	6,833,246
Real Estate	17,482,661	1,991,615	274,770	19,749,046
Specialty Chemicals	23,796,901	3,474	—	23,800,375
Telecommunications	31,240,369	451,395	—	31,691,764
Transportation	2,548,991	—	465	2,549,456
Other Industries(a)	378,567,611	—	—	378,567,611

Total Common Stocks	918,038,697	12,807,705	1,669,478	932,515,880

Preferred Stocks(a)	1,445,029	—	—	1,445,029
Convertible Preferred Stocks(a)	—	2,524,706	171,927	2,696,633
Rights(a)	76,120	—	262,000	338,120
Warrants(a)	2,427	—	10,035	12,462
Corporate Bonds(a)	—	117,679	—	117,679
U.S. Government Obligations	—	167,271,128	—	167,271,128

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$919,562,273	$182,721,218	$ 2,113,440	$1,104,396,931

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$ 22,665,605	—	—	$ 22,665,605
U.S. Government Obligations	—	$ 1,204,978	—	1,204,978

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 22,665,605	$ 1,204,978	—	$ 23,870,583

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/15
MID-CAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$4,824,504	—	—	$ 4,824,504
U.S. Government Obligations	—	$ 100,004	—	100,004

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,824,504	$ 100,004	—	$ 4,924,508

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$7,045,983	—	—	$ 7,045,983
U.S. Government Obligations	—	$ 600,006	—	600,006

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$7,045,983	$ 600,006	—	$ 7,645,989

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$59,237,033	—	—	$ 59,237,033
Short Term Investments	2,518,568	—	—	2,518,568

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$61,755,601	—	—	$ 61,755,601

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$42,182,806	—	—	$ 42,182,806
Corporate Bonds(a)	—	$ 15,013,174	—	15,013,174
U.S. Government Agency Obligations	—	4,507,200	—	4,507,200
U.S. Government Obligations	—	3,992,253	—	3,992,253
Short Term Investments	2,113,843	—	—	2,113,843

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$44,296,649	$ 23,512,627	—	$ 67,809,276

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds(a)	—	$ 12,426,641	—	$ 12,426,641
U.S. Government Agency Obligations	—	1,866,296	—	1,866,296
U.S. Government Obligations	—	3,285,182	—	3,285,182
Short Term Investments	$1,597,358	—	—	1,597,358

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,597,358	$ 17,578,119	—	$ 19,175,477

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended September 30, 2015, Mighty MitesSM Fund had transfers from Level 1 to Level 3, Level 2 to Level 3, and Level 3 to Level 2. Transfers from Level 1 to Level 3, Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2015. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2015 or September 30, 2014 for SmallCap Equity, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for Mighty MitesSM Fund for which significant unobservable inputs were used to determine fair value:

MIGHTY MITESSM FUND	Balance as of 9/30/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/15	Net change in unrealized appreciation/ depreciation on Level 3 investments still held at 9/30/15††

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$28,640	—	—	—	—	—	—	—	$28,640	—
Financial Services	—	—	—	$ 22,900	—	—	$ 995,600	—	1,018,500	$ 22,900
Real Estate	203,063	—	—	(29,584)	—	—	302,950	$(201,659)	274,770	(29,584)
Other Industries	496	—	—	43,962	$58,542	—	244,568	—	347,568	43,962

Total Common Stocks	232,199	—	—	37,278	58,542	—	1,543,118	(201,659)	1,669,478	37,278

Convertible Preferred Stocks	—	—	—	(115,935)	287,862	—	—	—	171,927	(115,935)
Rights	452,000	—	—	(190,000)	—	—	—	—	262,000	—
Warrants	0	—	$ (1)	(5,498)	15,534	$ (0)	—	—	10,035	(5,498)
Corporate Bonds	106,090	—	—	—	—	—	—	(106,090)	—	—

TOTAL INVESTMENTS IN SECURITIES	$790,289	—	$ (1)	$(274,155)	$361,938	$ (0)	$1,543,118	$(307,749)	$2,113,440	$ (84,155)

†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.
††	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2015.

Description	Balance at 9/30/15	Valuation Technique	Unobservable Input	Range
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$ 28,640	Last Price	Discount Range	0%
Financial Services	1,018,500	Last Price	Discount Range	0%
Real Estate	274,770	Restructure Plan/Cash Flow Analysis	Discount Range	0%
Other Industries (a)	347,568

Total Common Stocks	1,669,478

Preferred Stocks	171,927	Last Price	Discount Range	0%
Rights	262,000	Last Price	Discount Range	0%
Warrants	10,035	Black Scholes	Discount Range	0%

TOTAL INVESTMENTS IN SECURITIES	$2,113,440

(a)	Includes fair valued securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

 Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing

TETON Westwood Funds

Notes to Financial Statements (Continued)

source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty MitesSM Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2015, the Funds did not hold any restricted securities.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2015, both the Mighty MitesSM Fund’s and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1 basis point. For the year ended September 30, 2015, the Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. During the year ended September 30, 2015, the SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund held no investments in other investment companies.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium

TETON Westwood Funds

Notes to Financial Statements (Continued)

and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the year ended September 30, 2015, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty MitesSM Fund	$12,714,024	$(2,458,313)	$(10,255,711)
SmallCap Equity Fund	150,289	—	(150,289)
Mid-Cap Equity Fund	1,189	136	(1,325)
Income Fund	3,638	83	(3,721)
Equity Fund	—	—	—
Balanced Fund	(1,663)	1,663	—
Intermediate Bond Fund	48	(48)	—

TETON Westwood Funds

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2015	2014	2015	2014	2015	2014	2015	2014
	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Ordinary Income (inclusive of short term capital gains)	$—	$1,522,516	$—	$—	$37,465	$1,460	$17,074	$151,596
Net long term capital gains	23,968,954	64,620,529	3,156,477	—	18,169	5	—	—

Total distributions paid	$23,968,954	$66,143,045	$3,156,477	$—	$55,634	$1,465	$17,074	$151,596

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income (inclusive of short term capital gains)	$271,551	$238,038	$1,479,039	$856,511	$350,106	$320,109
Net long term capital gains	6,552,450	—	5,654,653	5,991,808	—	—

Total distributions paid	$6,824,001	$238,038	$7,133,692	$6,848,319	$350,106	$320,109

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	—	—	—	$519	$164,818	—	$20,663
Undistributed long term capital gain	$18,205,921	$3,011,235	$127,836	—	4,152,655	$4,680,753	345,369
Accumulated capital loss carryforward	—	—	—	(1,344,248)	—	—	—
Unrealized appreciation	231,260,985	4,423,350	147,298	1,048,824	7,804,182	6,771,631	243,856
Qualified late year loss deferral*	(1,347,011)	(129,463)	(24,610)	(130,768)	—	—	—

Total accumulated earnings	$248,119,895	$7,305,122	$250,524	$(425,673)	$12,121,655	$11,452,384	$609,888

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31 (certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

At September 30, 2015, the below Funds had net capital loss carryforwards for federal income tax purposes, which are available to reduce future required distributions of net capital gains to shareholders. The Funds are permitted to carry capital losses incurred after December 22, 2010 forward for an unlimited period as either short term or long term capital losses. In addition, these losses must be utilized prior to the losses incurred prior to that date, which are treated as short term capital losses. As a result, capital loss carryforwards incurred prior to December 22, 2010 may have an increased likelihood of expiring unused.

At September 30, 2015, the Income Fund had capital loss carryforwards of $1,281,482 and $62,766 expiring in 2018 and 2019, respectively.

During the year ended September 30, 2015, the Income Fund and Intermediate Bond Fund utilized capital loss carryforwards of $253,785 and $3,259, respectively.

At September 30, 2015, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments in partnerships.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2015:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$873,133,974	$19,447,233	$4,777,209	$6,597,165	$53,951,420	$61,037,645	$18,931,621

Gross unrealized appreciation	$311,119,493	$5,359,802	$588,459	$1,715,373	$9,829,419	$8,298,162	$327,637
Gross unrealized depreciation	(79,856,536)	(936,452)	(441,160)	(666,549)	(2,025,238)	(1,526,531)	(83,781)

Net unrealized appreciation	$231,262,957	$4,423,350	$147,299	$1,048,824	$7,804,181	$6,771,631	$243,856

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty MitesSM Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2015, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $74,251.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2016. For the year ended September 30, 2015, the Adviser waived fees or reimbursed expenses in the amounts of $56,530, $63,104, $32,907, and $74,038 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA Shares of 1.50%, 2.00%, and 1.00%, respectively, and for Class A Shares of 1.75%, 2.25%, and 1.10%, respectively, and for Class C Shares of 2.25%, 2.75%, and 1.75%, respectively, and for Class I Shares of 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2015, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2014, expiring September 30, 2016	For the year ended September 30, 2015, expiring September 30, 2017	Total
SmallCap Equity Fund	$32,802	$56,530	$89,332
Income Fund	36,616	32,907	69,523
Intermediate Bond Fund	83,262	74,038	157,300

The Mid-Cap Equity Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund, only to the extent that the operating expenses of the Fund falls below the applicable expense limitation for Class AAA of 1.50%, Class A of 1.75%, Class C of 2.25%, and Class I of 1.25%, of average daily net assets, the annual limitation under the Advisory Agreement. As of September 30, 2015, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

TETON Westwood Funds

Notes to Financial Statements (Continued)

	For the year ended September 30, 2013, expiring September 30, 2016	For the year ended September 30, 2014, expiring September 30, 2017	For the year ended September 30, 2015, expiring September 30, 2018	Total
Mid-Cap Equity Fund	$45,488	$92,134	$63,104	$200,726

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC, an affiliate. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As per the approval of the Board, the Mid-Cap Equity Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended September 30, 2015, the Fund paid or accrued $2,264 in payroll expenses in the Statement of Operations.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2015, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty MitesSM Fund	$138,354,910	$121,389,459	—	—
SmallCap Equity Fund	8,180,514	26,555,555	—	—
Mid-Cap Equity Fund	1,389,677	1,288,461	—	—
Income Fund	1,562,461	2,094,739	—	—
Equity Fund	17,998,177	24,943,280	—	—
Balanced Fund	16,660,807	23,944,780	$3,093,694	$9,167,201
Intermediate Bond Fund	10,251,201	7,454,006	2,082,723	6,889,384

6. Significant Shareholders. As of September 30, 2015, 49.5% of the Mid-Cap Equity Fund was beneficially owned by the Adviser and other affiliates, for which the affiliates and the Adviser have voting control.

7. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2015, the Mighty MitesSM Fund and Income Fund paid brokerage commissions on security trades of $107,109 and $240, respectively, to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $83,713 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended September 30, 2015, the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, and the Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,585, $1,696, $1,651, $1,655, $2,412, and $2,424, respectively.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2015, the Mighty MitesSM Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the

TETON Westwood Funds

Notes to Financial Statements (Continued)

Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2015 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund.

8. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00% and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the years ended September 30, 2015 and 2014, can be found in the Statements of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Class AAA
Shares sold	1,876,375	5,284,081	40,710	60,394	50,974	94,193	116,255	100,837
Shares issued upon reinvestment of distributions	266,265	1,177,716	56,123	—	1,649	19	1,116	9,695
Shares redeemed	(5,967,973)	(10,590,878)	(442,812)	(285,204)	(22,866)	(11,820)	(122,200)	(172,467)

Net increase/(decrease) in Class AAA Shares	(3,825,333)	(4,129,081)	(345,979)	(224,810)	29,757	82,392	(4,829)	(61,935)

Class A
Shares sold	1,231,995	2,923,626	14,159	35,414	6,531	44,298	19,195	5,624
Shares issued upon reinvestment of distributions	118,516	322,557	15,562	—	575	5	135	1,297
Shares redeemed	(1,961,586)	(1,426,681)	(61,938)	(62,842)	(14,199)	(2,985)	(2,981)	(8,173)

Net increase/(decrease) in Class A Shares	(611,075)	1,819,502	(32,217)	(27,428)	(7,093)	41,318	16,349	(1,252)

Class B*
Shares sold	—	124	—	—	—	—	—	—
Shares issued upon reinvestment of distributions	—	14	—	—	—	—	—	—
Shares redeemed	—	(287)	—	—	—	—	—	—

Net decrease in Class B Shares	—	(149)	—	—	—	—	—	—

Class C
Shares sold	3,670,354	3,628,556	15,224	13,065	3,724	13,765	6,684	15,461
Shares issued upon reinvestment of distributions	158,994	392,169	14,612	—	219	2	4	1,374
Shares redeemed	(4,380,129)	(1,304,569)	(68,572)	(34,427)	(501)	—	(5,531)	(30,784)

Net increase/(decrease) in Class C Shares	(550,781)	2,716,156	(38,736)	(21,362)	3,442	13,767	1,157	(13,949)

Class I
Shares sold	7,271,067	14,155,431	361,288	277,271	19,331	92,389	2,620	10,683
Shares issued upon reinvestment of distributions	276,914	432,965	24,667	—	2,109	109	91	464
Shares redeemed	(7,981,594)	(3,825,732)	(695,081)	(132,160)	(43,212)	—	(3,515)	(4,372)

Net increase/(decrease) in Class I Shares	(433,613)	10,762,664	(309,126)	145,111	(21,772)	92,498	(804)	6,775

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	92,359	128,429	399,699	452,969	61,913	81,083
Shares issued upon reinvestment of distributions	446,635	16,882	462,389	450,647	6,695	6,572
Shares redeemed	(622,891)	(1,143,844)	(1,612,887)	(1,093,801)	(78,739)	(389,550)

Net decrease in Class AAA Shares	(83,897)	(998,533)	(750,799)	(190,185)	(10,131)	(301,895)

Class A
Shares sold	25,507	21,284	88,796	156,771	25,865	20,155
Shares issued upon reinvestment of distributions	24,840	188	47,650	32,083	1,139	746
Shares redeemed	(38,525)	(51,900)	(74,649)	(150,088)	(37,149)	(32,150)

Net increase/(decrease) in Class A Shares	11,822	(30,428)	61,797	38,766	(10,145)	(11,249)

Class B*
Shares issued upon reinvestment of distributions	—	—	—	6	—	0 (a)
Shares redeemed	—	—	—	(85)	—	(441)

Net decrease in Class B Shares	—	—	—	(79)	—	(441)

Class C
Shares sold	28,053	2,647	66,680	35,389	17,718	21,908
Shares issued upon reinvestment of distributions	6,603	—	34,319	27,183	283	298
Shares redeemed	(27,620)	(11,556)	(67,665)	(60,672)	(27,481)	(48,941)

Net increase/(decrease) in Class C Shares	7,036	(8,909)	33,334	1,900	(9,480)	(26,735)

Class I
Shares sold	153,069	147,696	16,975	267,169	287,280	526,597
Shares issued upon reinvestment of distributions	23,085	495	16,266	19,192	21,125	12,901
Shares redeemed	(80,695)	(73,527)	(63,700)	(180,484)	(450,894)	(291,093)

Net increase/(decrease) in Class I Shares	95,459	74,664	(30,459)	105,877	(142,489)	248,405

(a)	Amount represents less than 0.5 Shares.
*	Mighty MitesSM Fund, Balanced Fund, and Intermediate Bond Fund Class B Shares were fully redeemed and closed on January 27, 2014.

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty MitesSM Fund’s transactions in the securities of these issuers during the year ended September 30, 2015 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain	Market Value at September 30, 2015	Percent Owned of Shares Outstanding
ACME Communications Inc.*	614,200	520,836	—	1,135,036	—	—	$ 39,953	6.77%
Beasley Broadcast Group Inc., Cl. A	582,793	143,007	—	725,800	$118,011	—	3,004,812	11.03%
Bel Fuse, Cl. A	132,347	37,976	—	170,323	34,604	—	2,808,626	7.81%
Burnham Holdings Inc., Cl. A	189,342	51,658	—	241,000	197,000	—	4,333,180	7.95%
Canterbury Park Holding Corp.*	91,887	261,213	—	353,100	87,383	—	3,520,407	8.37%
The Eastern Co.*	91,059	231,063	—	322,122	110,703	—	5,218,376	5.15%
Edgewater Technology Inc.	692,272	—	—	692,272	—	—	5,067,431	5.89%
General Chemical Group Inc.	267,226	—	—	267,226	—	—	3,474	8.59%
MOCON Inc.	329,633	51,904	—	381,537	162,474	—	5,150,749	6.64%
Sevcon Inc.	465,564	10,290	—	475,854	—	—	4,701,438	12.90%
SL Industries Inc.	270,600	3,000	—	273,600	—	—	9,302,400	6.91%
Strattec Security Corp.**	197,000	1,800	(19,800)	179,000	—	—	—	—
The L.S. Starrett Co., Cl. A	318,700	863	(963)	318,600	127,536	$3,515	3,848,688	5.11%

Total					$837,711	$3,515	$46,999,534

*	Security was not affiliated at September 30, 2014.
**	Security is no longer considered affiliated at September 30, 2015.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

TETON Westwood Funds

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The TETON Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund (each a separate fund of TETON Westwood Funds) (hereafter collectively referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 24, 2015

2015 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Balanced Fund (the “Fund”) during the year ended September 30, 2015 which was derived from U.S. Treasury securities was 1.52%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement during the year ended September 30, 2015. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty MitesSM Fund – During the year ended September 30, 2015, the Fund paid to shareholders long term capital gains totaling $23,968,954. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the year ended September 30, 2015, the Fund paid to shareholders long term capital gains totaling $3,156,477. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Mid-Cap Equity Fund – During the year ended September 30, 2015, the Fund paid to shareholders ordinary income dividends (comprised of short term capital gains) totaling $0.084, $0.084, $0.084, and $0.084 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $18,169. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2015, 45.05% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 54.41% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short term gain.

Income Fund – During the year ended September 30, 2015, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.027, $0.018, $0.001, and $0.042 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2015, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.12% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – During the year ended September 30, 2015, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.056, $0.023 and $0.092 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $6,552,450. For the year ended September 30, 2015, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the year ended September 30, 2015, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.262, $0.232, $0.167, and $0.294 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $5,654,653. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2015, 77.43% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 79.86% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 44.49% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – During the year ended September 30, 2015, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.184, $0.172, $0.092, and $0.213 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. The Fund designates 98.50% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadviser, that (i) the Adviser and Subadviser were able to retain quality personnel, (ii) the Adviser, Subadviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadviser’s resources were adequate, and (v) the Adviser and Subadviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and ten year (where applicable) average annual total return for the periods ended June 30, 2015, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was above the median for the one year and ten year periods and below the median for the three year and five year periods; the Balanced Fund’s performance was above the median for the one year, three year, five year and ten year periods; the SmallCap Equity Fund’s performance was below the median for the one year, three year and five year periods and above the median for the ten year period; the Mighty MitesSM Fund’s performance was below the median for the one year, three year and five year periods and above the median for the ten year period; the Income Fund’s performance was below the median for the one year, three year, and five year periods; the Mid-Cap Equity Fund’s performance was below the median for the one year period; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadviser, the Board considered the Adviser’s and Subadviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Subadviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Mid-Cap Equity Fund operated pursuant to an Expense Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse the Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Balanced Fund, Equity Fund, the Income Fund, and the Mighty MitesSM Fund were higher than the median when compared with those of their Expense Peer Groups. The Board noted that with respect to the SmallCap Equity Fund, the advisory fee was at the median and expense ratio was above the median. Finally, the Board noted that although the Intermediate Bond Fund’s, Mid-Cap Equity Fund’s, and Income Fund’s net advisory fees were lower than average, after considering their fee waivers, their expense ratios were higher than average when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Subadviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2014. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadviser from their management of the Funds. The Board considered that the Adviser and Subadviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the subadvisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4] :
Anthony J. Colavita Trustee Age: 79	Since 1994	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 1994	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Werner J. Roeder, MD Trustee Age: 75	Since 1994	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza Trustee Age: 69	Since 2004	31	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
OFFICERS:
Bruce N. Alpert President Age: 63	Since 1994	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008	—

Andrea R. Mango Secretary Age: 43	Since 2013	—	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011	—

Agnes Mullady Treasurer Age: 57	Since 2006	—	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex	—

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	—	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	Trustees who are not interested persons are considered “Independent” Trustees.

TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees

ANTHONY J. COLAVITA	WERNER J. ROEDER, MD
President,	Former Medical Director,
Anthony J. Colavita, P.C.	Lawrence Hospital

JAMES P. CONN	SALVATORE J. ZIZZA
Former Chief Investment Officer,	Chairman,
Financial Security Assurance Holdings Ltd.	Zizza & Associates Corp.

Officers

BRUCE N. ALPERT	RICHARD J. WALZ
President	Chief Compliance Officer

ANDREA R. MANGO	AGNES MULLADY
Secretary	Treasurer

Investment Adviser

Teton Advisors, Inc.

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ315AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $164,800 in 2014 and $169,830 in 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,890 in 2014 and $28,710 in 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $27,890 in 2014 and $28,710 in 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/04/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/04/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/04/2015

* Print the name and title of each signing officer under his or her signature.